Putnam
High Yield
Advantage
Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-04

[GRAPHIC OMITTED: WOODCLAMP]

[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Over the past several months, Putnam has introduced a number of voluntary reforms. We would like to call your attention to two of them that are now being included in these reports to provide shareholders with more useful information about their investments. Following the performance tables in the Performance Summary, you will find new expense and risk comparison information for your fund. The expense comparison information enables you to estimate the amount you have actually paid for ongoing expenses, such as management fees and distribution (or 12b-1) fees, and to compare these expenses with the average expenses of funds in your fund's Lipper peer group. The risk comparison shows your fund's risk relative to similar funds as tracked by Morningstar, an independent fund-rating company. We believe the expense and risk comparisons are valuable tools for you and your financial advisor to use when making decisions about your financial program. These enhancements to our reports are just part of the additional disclosure we are committed to providing to shareholders.

During the six-month period, your fund's returns at net asset value were well ahead of the average return for its Lipper peer group, though the fund lagged its benchmark index. This performance occurred amid a changing bond market environment. As the U.S. economy has continued to strengthen, bond investors have become increasingly wary about the potential impact of higher inflation and interest rates on their fixed-income investments. In the latter part of the period, these concerns became more pronounced, and all bond sectors were affected. The high-yield part of the market in which your fund invests fared better than other, higher-quality sectors, however. In addition, your fund's management team kept abreast of the changing environment, accurately foreseeing that lower-quality bonds would outperform, as they typically do in the early stages of an economic recovery. Of course, as the market cycle continues to evolve, the fund's management team will make adjustments to the portfolio that it deems necessary.

As always, we appreciate your support of Putnam Investments.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

July 21, 2004


Report from Fund Management

Fund highlights

 * For the semiannual period ended May 31, 2004, Putnam High Yield Advantage Fund's class A shares had total returns of 2.90% at net asset value (NAV) and -1.93% at public offering price (POP).

 * Your fund underperformed the 3.29% return of its primary benchmark, the JP Morgan Global High Yield Index.

 * However, your fund's results at NAV outperformed the 2.14% average return for the Lipper High Current Yield Funds category.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

For much of this semiannual period, Putnam High Yield Advantage Fund benefited from a continuation of the positive environment that has fostered one of the strongest periods of sustained performance for high-yield bonds in many years. This environment has been characterized by a strengthening economy -- and expectations that the strength would continue -- combined with steadily declining default rates and significant improvements in corporate balance sheets. However, in the final six weeks of the period, the bond market as a whole became more volatile, as stronger-than-expected employment growth and higher oil prices caused concerns about higher inflation and the increased likelihood of Federal Reserve interest-rate hikes later in the year. Although high-yield bonds tend to perform well as the economy strengthens, the general bond market downturn affected this sector. Your fund weathered the volatility well, however, and its emphasis on lower-rated bonds helped it to outperform the average for its Lipper category, based on results at NAV.

FUND PROFILE

Putnam High Yield Advantage Fund seeks high current income and, as a secondary objective, capital growth, by investing in a diversified portfolio of high-yield bonds that includes a broad range of industries and issuers. The fund is designed for investors who seek high income and are willing to accept the added risks of investing in below-investment-grade bonds.


Market overview

From December 1, 2003, through March 2004, the high-yield bond market benefited from a downward trend in interest rates and a positive economic environment. The market's strength was illustrated by a narrowing of the credit yield spread, or difference in yield between high-yield bonds and Treasuries, a change that reflected a more optimistic forecast for economic growth. In December 2003, the first month of the period, high-yield bonds contended with Treasury market volatility as investors tried to gauge the economy's strength and the likelihood for higher interest rates in 2004. During this month, high-yield bonds proved their resilience to interest-rate changes, turning in strong monthly returns and outperforming higher-quality sectors. As the new calendar year began, low inflation, an accommodative Federal Reserve monetary policy, and weak jobs data combined to push bond prices up and yields down. The high-yield market followed suit, as default rates continued to decline and higher corporate profits and cash flows -- the byproduct of the economic recovery -- helped improve corporate balance sheets.

During April and May, however, we saw increasing evidence that the U.S. recovery was steaming along and that the lackluster jobs market was finally springing to life. Strong employment gains caused a sharp sell-off of Treasuries in April, as investors factored in a high probability of a Federal Reserve rate hike in June, with others to follow in subsequent months. Some high-yield investors took this as a signal to reduce exposure to the sector during the latter part of April and May, causing a widening of credit spreads.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 5/31/04
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        3.29%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         0.60%
-------------------------------------------------------------------------------
Lehman GNMA Index (Government National Mortgage Association
bonds)                                                                  0.71%
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                         -0.22%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      6.79%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)              4.53%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 10.32%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 5/31/04.
-------------------------------------------------------------------------------

Strategy overview

During the past six months, we continued to seek bonds from a diverse variety of sectors in our efforts to enhance the fund's performance while managing its risk exposure. In late 2002, we began a long-term strategy of gradually increasing the weighting, relative to the fund's benchmark, of lower-rated (i.e., lower-quality) bonds in the portfolio -- which continued throughout this semiannual period. As a result, during the past six months, the fund was overweighted, relative to its benchmark index, in the higher-yielding, lower-quality portion of the high-yield market. We saw two key advantages to this strategy. First, with the improvement in the economy, companies that issued lower-quality bonds were seeing improvements in their businesses, reducing the risk that they would be unable to make interest payments on their debt. As the business prospects and financial results of these companies improved, their credit ratings also rose and their bonds appreciated in price. Secondly, with interest rates in the high-yield market having declined over the past several years, lower-quality bonds have provided higher yields.

These lower-quality holdings have also provided strong price appreciation due to the improving credit quality of their issuers. Finally, higher-yielding, lower-quality bonds are typically less sensitive to rising interest rates than Treasuries, and this has been the case during the period.

At this point, we have begun to consider reducing the fund's overweight to the lower-rated part of the high-yield market, as we believe the market is transitioning from a period of extremely strong returns to one of more stable, moderate returns.

[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED

                             as of 11/30/03         as of 5/31/04

Consumer cyclicals               22.2%                  23.5%

Consumer staples                 11.9%                  12.4%

Basic materials                   8.1%                  10.8%

Utilities and power               8.5%                   9.1%

Capital goods                     8.2%                   7.8%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

In comparison to the benchmark index, your fund did not substantially overweight or underweight any specific sectors during the period. Instead, we focused on selecting high-yielding bonds issued by companies we felt had solid balance sheets and were able to maintain a steady stream of payments. By carefully researching each issue, we also sought to avoid underperforming companies (although this objective is not guaranteed to be successful). Market sectors that saw strong performance during the period included manufacturing, metals, transportation, chemicals, and financials, and the fund generally participated in these gains. The strength of the overall market, combined with lower interest rates, also allowed companies to refinance their debt. The fund benefited from some refinancings in which portfolio holdings were redeemed at prices above par (the amount due at maturity), providing the fund with a profit. Examples included bonds issued by Samsonite, the luggage maker, and Sealy, the well-known mattress company.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

 1 Neon Capital, Ltd. 144A
   Limited recourse secured notes,
   Ser. 96, 1.458%, 2013
   Asset-backed securities

 2 Qwest Corp. 144A
   Notes, 9.125%, 2012
   Communications services

 3 Canadian Imperial Bank of Commerce
   Notes, 1.1%, 2004
   Financial

 4 Equistar Chemicals LP/
   Equistar Funding Corp.
   Company guaranty, 10.125%, 2008
   Basic materials

 5 NRG Energy, Inc. 144A
   Senior secured notes, 8%, 2013
   Utilities and power

 6 MCI, Inc.
   Senior notes, 7.735%, 2014
   Communications services

 7 Trump Casino Holdings, LLC
   Company guaranty, 12.625%, 2010
   Gaming and lottery

 8 CSC Holdings, Inc.
   Debentures, 7.625%, 2018
   Cable television

 9 Lyondell Chemical Co.
   Notes, Ser. A, 9.625%, 2007
   Basic materials

10 Dynegy Holdings, Inc. 144A
   Secured notes, 10.125%, 2013
   Utilities and power

Footnote reads:
These holdings represented 6.5% of the fund's net assets as of 5/31/04. The fund's holdings will change over time.

Among the fund's larger positions, Charter Communications was a key contributor. While the firm faced competitive and financial pressures, the company met expectations and management's moves to refinance debt eased investor concerns about the company's liquidity.

The fund's sizeable stake in the chemicals sector also boosted returns, including investments in Huntsman International, a major producer of basic chemicals and petrochemicals like ethylene and propylene. Although energy prices were high, leading to skepticism about the sector's prospects, this cyclical sector benefited from the improving economy.

Among the detractors from performance during the period were securities issued by Qwest Communications, a large telecommunications provider that has come under competitive pressures in the local telephone market. In addition, Trico Marine Services, an energy services company, performed poorly and its bonds defaulted. We continue to hold on to the Qwest position because we believe there is value in the company. We sold the fund's position in the Trico bonds that had defaulted, but the fund retains a position in a Trico bank term loan, which is not in default.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Core Fixed-Income High-Yield Team. The members of the team are Stephen Peacher (Portfolio Leader), Norm Boucher (Portfolio Member), Paul Scanlon (Portfolio Member), Rosemary Thomsen (Portfolio Member), Jeffrey Kaufman, Geoffrey Kelley, Neal Reiner, Robert Salvin, and Joseph Towell.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

After strong performance in 2003, we believe the high-yield market has entered a new stage. The fundamental backdrop to the market remains positive, with continuing declines in the default rate and a strengthening economy, but last year's dramatic rally in prices reflected much of this good news. Going forward, we believe gains will be derived primarily from the yield advantage that this sector provides over other types of fixed-income securities, as well as from continued improvements in credit quality.

While large gains have already been achieved, we believe the high-yield market appears likely to outperform higher-quality bond sectors for the foreseeable future, because high-yield bonds have tended to perform better when interest rates have risen than Treasuries and other higher-rated bonds. Although the valuations of high-yield bonds have increased substantially, we believe the market is still fairly valued in a historical context. The yield difference, or spread, over Treasuries, which is a primary indicator of this sector's value, has narrowed considerably in the past year (indicating rising value for high-yield bonds relative to other bond sectors), but we believe that continued spread-narrowing is possible, especially given that Treasury yields are expected to increase. Such narrowing would be a positive indicator for the high-yield market.

Of course, we remain vigilant about market and economic events, and will keep the portfolio as diverse as possible across industry sectors and individual holdings to mitigate the effects of market volatility caused by potentially higher interest rates.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk. This fund may have a significant portion of its holdings in bonds. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund is closed to new investors.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended May 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

-----------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 5/31/04
-----------------------------------------------------------------------------------------
                              Class A              Class B               Class M
(inception dates)            (3/25/86)            (5/16/94)             (12/1/94)
-----------------------------------------------------------------------------------------
                           NAV       POP        NAV       CDSC        NAV       POP
-----------------------------------------------------------------------------------------
6 months                   2.90%     -1.93%      2.54%     -2.42%      2.79%    -0.58%
-----------------------------------------------------------------------------------------
1 year                    13.19       7.79      12.28       7.28      12.73      9.03
-----------------------------------------------------------------------------------------
5 years                   20.12      14.40      15.21      13.80      19.12     15.19
Annual average             3.73       2.73       2.87       2.62       3.56      2.87
-----------------------------------------------------------------------------------------
10 years                  64.71      56.93      52.22      52.22      61.36     56.16
Annual average             5.12       4.61       4.29       4.29       4.90      4.56
-----------------------------------------------------------------------------------------
Annual average (life
of fund)                   7.58       7.29       6.64       6.64       7.28      7.08
-----------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charge that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher.) Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Performance for class B and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee will be imposed on shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.


--------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/04
--------------------------------------------------------------------------
                           JP Morgan Global       Lipper High Current
                              High Yield         Yield Funds category
                                Index                 average++
--------------------------------------------------------------------------
6 months                         3.29%                  2.14%
--------------------------------------------------------------------------
1 year                          13.24                  10.89
--------------------------------------------------------------------------
5 years                         30.80                  17.04
Annual average                   5.52                   2.99
--------------------------------------------------------------------------
10 years                       108.10                  67.07
Annual average                   7.60                   5.13
--------------------------------------------------------------------------
Annual average
(life of fund)                    --+                   7.04
--------------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 + This index began operations on 12/31/93.

++ Over the 6-month and 1-, 5-, and 10-year periods ended 5/31/04, there were 427, 411, 269, and 81 funds, respectively, in this Lipper category.


--------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 5/31/04
--------------------------------------------------------------------------------------------
                                         Class A            Class B            Class M
--------------------------------------------------------------------------------------------
Distributions (number)                        6                  6                 6
--------------------------------------------------------------------------------------------
Income                                     $0.222             $0.199            $0.216
--------------------------------------------------------------------------------------------
Capital gains                                --                 --                --
--------------------------------------------------------------------------------------------
Total                                      $0.222             $0.199            $0.216
--------------------------------------------------------------------------------------------
Share value:                             NAV     POP           NAV            NAV     POP
--------------------------------------------------------------------------------------------
11/30/03                                $5.88   $6.17          $5.81         $5.89   $6.09
--------------------------------------------------------------------------------------------
5/31/04                                  5.83    6.10*          5.76          5.84    6.04
--------------------------------------------------------------------------------------------
Current return (end of period)
--------------------------------------------------------------------------------------------
Current dividend rate 1                 7.62%   7.28%          6.88%         7.40%   7.15%
--------------------------------------------------------------------------------------------
Current 30-day SEC yield 2              6.46    6.17           5.71          6.15    6.01
--------------------------------------------------------------------------------------------

 * Reflects a reduction in sales charges that took effect on January 28, 2004.

 1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

 2 Based only on investment income, calculated using SEC guidelines.


-----------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/04 (MOST RECENT CALENDAR QUARTER)
-----------------------------------------------------------------------------------------
                               Class A               Class B               Class M
(inception dates)             (3/25/86)             (5/16/94)             (12/1/94)
-----------------------------------------------------------------------------------------
                           NAV        POP        NAV       CDSC        NAV        POP
-----------------------------------------------------------------------------------------
6 months                   1.72%     -3.13%      1.51%     -3.39%      1.61%     -1.67%
-----------------------------------------------------------------------------------------
1 year                    11.44       6.22      10.51       5.50      10.99       7.42
-----------------------------------------------------------------------------------------
5 years                   21.50      15.68      16.56      15.13      20.49      16.62
Annual average             3.97       2.96       3.11       2.86       3.80       3.12
-----------------------------------------------------------------------------------------
10 years                  67.17      59.20      54.43      54.43      63.74      58.41
Annual average             5.27       4.76       4.44       4.44       5.05       4.71
-----------------------------------------------------------------------------------------
Annual average
(life of fund)             7.62       7.34       6.68       6.68       7.32       7.12
-----------------------------------------------------------------------------------------


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam High Yield Advantage Fund from December 1, 2003, to May 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.


EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 5/31/04
-----------------------------------------------------------------------------
                                    Class A    Class B    Class M
-----------------------------------------------------------------------------
Expenses paid per
$1,000*                                $5         $9         $7
-----------------------------------------------------------------------------
Ending value (after
expenses)                          $1,029     $1,025     $1,028
-----------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 5/31/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2004, use the calculation method below. To find the value of your investment on December 1, 2003, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 12/01/2003 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                  Total
Value of your                                Expenses paid       expenses
investment on 12/1/03  [DIV]    $1,000   X    per $1,000      =    paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000                [DIV]    $1,000   X  $5 (see table above) = $50
-----------------------------------------------------------------------------


Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 5/31/04
------------------------------------------------------------------------------
                                          Class A    Class B    Class M
------------------------------------------------------------------------------
Expenses paid per $1,000*                    $5         $9         $7
------------------------------------------------------------------------------
Ending value (after expenses)            $1,020     $1,016     $1,018
------------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 5/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
------------------------------------------------------------------------------
                                          Class A    Class B    Class M
------------------------------------------------------------------------------
Your fund's annualized
expense ratio                              1.08%      1.83%      1.33%
------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group+               1.14%      1.89%      1.39%
------------------------------------------------------------------------------

+ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. All Lipper data is for the most recent fiscal periods available as of 3/31/04. For class B and M shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       0.62

Taxable bond
fund average           0.33

0%   Increasing Risk   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 6/30/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares (since reduced to 4.50%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
May 31, 2004 (Unaudited)

Corporate bonds and notes (89.3%) (a)
Principal amount                                                          Value

Advertising and Marketing Services (0.1%)
-------------------------------------------------------------------------------
    $1,715,000 Lamar Media Corp. company guaranty
               7 1/4s, 2013                                          $1,762,163

Automotive (2.7%)
-------------------------------------------------------------------------------
     1,145,000 ArvinMeritor, Inc. notes 8 3/4s,
               2012                                                   1,228,013
     3,880,000 Collins & Aikman Products company
               guaranty 10 3/4s, 2011                                 3,841,200
       675,000 Dana Corp. notes 10 1/8s, 2010                           762,750
     4,875,000 Dana Corp. notes 9s, 2011                              5,520,938
       820,000 Dana Corp. notes 7s, 2029                                754,400
       750,000 Delco Remy International, Inc.
               company guaranty 11s, 2009                               787,500
     1,800,000 Delco Remy International, Inc. 144A
               sr. sub. notes 9 3/8s, 2012                            1,741,500
       760,000 Dura Operating Corp. company
               guaranty Ser. B, 8 5/8s, 2012                            761,900
     1,470,000 Dura Operating Corp. company
               guaranty Ser. D, 9s, 2009                              1,425,900
     1,165,000 Federal Mogul Corp. bank term loan
               FRN Ser. A, 3.35s, 2005  (acquired
               10/29/03, cost $958,213) (RES)                         1,067,068
     2,700,000 Federal Mogul Corp. bank term loan
               FRN Ser. B, 3.6s, 2005  (acquired
               10/29/03, cost $2,220,750) (RES)                       2,473,033
       265,552 Hayes Lemmerz International, Inc.
               bank term loan FRN 4.99s,
               2009 (acquired 6/3/03, cost
               $262,897) (RES)                                          268,540
     1,675,000 Lear Corp. company guaranty Ser. B,
               8.11s, 2009                                            1,912,684
     1,620,000 Meritor Automotive, Inc. notes 6.8s,
               2009                                                   1,644,300
     2,525,000 Metaldyne Corp. 144A sr. notes 10s,
               2013                                                   2,436,625
        45,000 Plastech 2nd. lien bank term loan
               FRN 5.79s, 2011  (acquired 2/9/04,
               cost $45,000) (RES)                                       45,506
       154,785 Tenneco Automotive, Inc. bank term
               loan FRN 4.36s, 2010  (acquired
               12/10/03, cost $154,785) (RES)                           156,977
        69,828 Tenneco Automotive, Inc. bank term
               loan FRN 4.35s, 2010  (acquired
               12/10/03, cost $69,828) (RES)                             70,817
     5,020,000 Tenneco Automotive, Inc. sec. notes
               Ser. B, 10 1/4s, 2013                                  5,572,200
       210,000 TRW Automotive bank term loan FRN
               3.438s, 2011  (acquired 1/7/04, cost
               $210,000) (RES)                                          212,850
                                                                 --------------
                                                                     32,684,701

Basic Materials (9.6%)
-------------------------------------------------------------------------------
     2,150,000 Acetex Corp. sr. notes 10 7/8s, 2009
               (Canada)                                               2,332,750
       190,000 AK Steel Corp. company guaranty
               7 7/8s, 2009                                             170,525
     1,680,000 AK Steel Corp. company guaranty
               7 3/4s, 2012                                           1,470,000
     1,175,000 Appleton Papers, Inc. company
               guaranty Ser. B, 12 1/2s, 2008                         1,410,000
     2,730,000 Armco, Inc. sr. notes 8 7/8s, 2008                     2,525,250
     2,110,000 Avecia Group PLC company guaranty
               11s, 2009 (United Kingdom)                             1,540,300
     2,440,000 Better Minerals & Aggregates Co.
               company guaranty 13s, 2009                             1,952,000
       447,750 Buckeye Technologies, Inc. bank term
               loan FRN 3.65s, 2010  (acquired
               11/20/03 and 11/21/03, cost
               $450,000) (RES)                                          451,668
     2,255,000 Compass Minerals Group, Inc. company
               guaranty 10s, 2011                                     2,503,050
     1,000,000 Compass Minerals International, Inc.
               sr. disc. notes stepped-coupon zero %
               (12s, 6/1/08), 2013 (STP)                                740,000
     3,060,000 Compass Minerals International, Inc.
               sr. notes stepped-coupon zero %
               (12 3/4s, 12/15/07), 2012 (STP)                        2,417,400
     5,053,074 Doe Run Resources Corp. company
               guaranty Ser. A1, 11 3/4s,
               2008 (acquired various dates from
               11/29/02 to 5/12/04, cost
               $2,956,684) (RES) (PIK)                                3,082,375
       750,000 Equistar Chemicals LP notes 8 3/4s,
               2009                                                     776,250
     6,685,000 Equistar Chemicals LP/Equistar
               Funding Corp. company guaranty
                10 1/8s, 2008                                         7,253,225
       485,000 Equistar Chemicals LP/Equistar
               Funding Corp. sr. notes 10 5/8s,
               2011                                                     532,288
     1,330,000 Four M Corp. sr. notes Ser. B, 12s,
               2006                                                   1,336,650
     3,000,000 Georgia-Pacific Corp. bonds 7 3/4s,
               2029                                                   2,790,000
       610,000 Georgia-Pacific Corp. company
               guaranty 8 7/8s, 2010                                    678,625
     1,750,000 Georgia-Pacific Corp. debs. 7.7s,
               2015                                                   1,802,500
         2,000 Georgia-Pacific Corp. sr. notes
               7 3/8s, 2008                                               2,105
     2,630,000 Gerdau Ameristeel Corp. sr. notes
               10 3/8s, 2011 (Canada)                                 2,893,000
       298,500 Graphics Packaging bank term loan
               FRN 3.86s, 2010  (acquired 8/6/03,
               cost $298,500) (RES)                                     301,920
       525,000 Hercules, Inc. bank term loan FRN
               3.61s, 2010  (acquired 4/7/04, cost
               $525,000) (RES)                                          530,906
     4,715,000 Hercules, Inc. company guaranty
               11 1/8s, 2007                                          5,492,975
     2,610,000 Hercules, Inc. 144A sr. sub. notes
               6 3/4s, 2029                                           2,453,400
       675,000 Huntsman Advanced Materials, LLC
               144A sec. FRN 10s, 2008                                  682,594
       135,000 Huntsman Advanced Materials, LLC
               144A sec. notes 11s, 2010                                150,188
     1,985,000 Huntsman Co., LLC 144A sr. disc.
               notes zero %, 2008                                     1,141,375
     1,308,840 Huntsman Corp. bank term loan FRN
               Ser. A, 5.938s, 2007  (acquired
               various dates from 7/17/02 to
               9/24/03, cost $1,191,644) (RES)                        1,294,817
       873,023 Huntsman Corp. bank term loan FRN
               Ser. B, 10.1875s, 2007  (acquired
               various dates from 3/28/02 to
               9/24/03, cost $785,540) (RES)                            864,293
     2,880,000 Huntsman ICI Chemicals, Inc. company
               guaranty 10 1/8s, 2009                                 2,966,400
     6,255,000 Huntsman ICI Holdings sr. disc.
               notes zero %, 2009                                     3,064,950
EUR  1,585,000 Huntsman International, LLC sr. sub.
               notes Ser. EXCH, 10 1/8s, 2009                         1,896,735
    $1,460,000 Huntsman LLC company guaranty
               11 5/8s, 2010                                          1,573,150
       440,000 International Steel Group, Inc. 144A
               sr. notes 6 1/2s, 2014                                   410,300
     3,255,000 ISP Chemco, Inc. company guaranty
               Ser. B, 10 1/4s, 2011                                  3,621,188
     1,545,000 Kaiser Aluminum & Chemical Corp. sr.
               sub. notes 12 3/4s, 2003  (In
               default) (DEF) (NON)                                     139,050
       255,000 Lyondell Chemical Co. bonds 11 1/8s,
               2012                                                     279,225
     2,000,000 Lyondell Chemical Co. company
               guaranty 9 1/2s, 2008                                  2,060,000
     5,760,000 Lyondell Chemical Co. notes Ser. A,
               9 5/8s, 2007                                           6,019,200
EUR    145,000 MDP Acquisitions PLC sr. notes
               10 1/8s, 2012 (Ireland)                                  188,568
    $2,780,000 MDP Acquisitions PLC sr. notes
               9 5/8s, 2012 (Ireland)                                 3,016,300
     1,393,824 MDP Acquisitions PLC sub. notes
               15 1/2s, 2013 (Ireland) (PIK)                          1,575,021
     3,260,000 Millennium America, Inc. company
               guaranty 9 1/4s, 2008                                  3,455,600
       925,000 Millennium America, Inc. 144A sr.
               notes 9 1/4s, 2008                                       980,500
       264,793 Nalco Co. bank term loan FRN Ser. B,
               3.629s, 2010  (acquired 11/6/03,
               cost $264,793) (RES)                                     265,308
       915,000 Nalco Co. 144A sr. notes 7 3/4s,
               2011                                                     956,175
EUR    290,000 Nalco Co. 144A sr. notes 7 3/4s,
               2011                                                     362,264
EUR    290,000 Nalco Co. 144A sr. sub. notes 9s,
               2013                                                     359,254
     3,710,000 Nalco Co. 144A sr. sub. notes
               8 7/8s, 2013                                           3,876,950
     1,375,000 Norske Skog Canada 144A sr. notes
               7 3/8s, 2014 (Canada)                                  1,344,562
     2,115,330 Noveon International bonds 13s, 2011                   2,242,249
       476,488 PCI Chemicals Canada sec. sr. notes
               10s, 2008 (Canada)                                       447,899
     1,746,842 Pioneer Companies, Inc. sec. FRN
               4.61s, 2006                                            1,650,766
     2,190,000 Potlatch Corp. company guaranty 10s,
               2011                                                   2,409,000
     1,445,000 Resolution Performance Products, LLC
               sec. notes 8s, 2009                                    1,484,738
        85,000 Resolution Performance Products, LLC
               sr. notes 9 1/2s, 2010                                    86,913
EUR     35,000 Rhodia SA unsub. Ser. EMTN, 6 1/4s,
               2005 (France)                                             43,615
EUR  1,565,000 SGL Carbon SA 144A sr. notes 8 1/2s,
               2012 (Luxembourg)                                      1,852,735
      $270,000 SGL Carbon, LLC bank term loan FRN
               4.22s, 2009  (acquired 2/26/04, cost
               $271,350) (RES)                                          270,000
       590,000 Smurfit-Stone Container Corp.
               company guaranty 8 1/4s, 2012                            606,225
       135,000 Smurfit-Stone Container Corp.
               company guaranty 7 1/2s, 2013                            132,300
       299,250 St. Mary's Cement Corp. bank term
               loan FRN 3.61s, 2009  (acquired
               11/26/03, cost $299,250) (RES)                           302,804
     1,370,000 Steel Dynamics, Inc. company
               guaranty 9 1/2s, 2009                                  1,500,150
       644,388 Sterling Chemicals, Inc. sec. notes
               10s, 2007 (PIK)                                          612,169
     3,810,000 Stone Container Corp. sr. notes
               8 3/8s, 2012                                           3,924,300
     3,090,000 Ucar Finance, Inc. company guaranty
               10 1/4s, 2012                                          3,445,350
     1,435,000 United Agri Products 144A sr. notes
               8 1/4s, 2011                                           1,607,200
     1,149,000 United States Steel, LLC sr. notes
               10 3/4s, 2008                                          1,298,370
     1,125,000 WCI Steel, Inc. sr. notes Ser. B,
               10s, 2004 (In default) (NON)                             562,500
       545,000 Wellman 1st. lien bank term loan FRN
               6s, 2009  (acquired 2/4/04, cost
               $545,000) (RES)                                          552,266
       955,000 Wellman 2nd. lien bank term loan FRN
               8 3/4s, 2010  (acquired 2/4/04, cost
               $935,900) (RES)                                          932,717
       136,940 Wheeling-Pittsburgh Steel Corp. sr.
               notes 6s, 2010                                            82,164
       273,881 Wheeling-Pittsburgh Steel Corp. sr.
               notes 5s, 2011                                           164,329
     1,670,000 WHX Corp. sr. notes 10 1/2s, 2005                      1,503,000
                                                                 --------------
                                                                    117,696,888

Beverage (0.2%)
-------------------------------------------------------------------------------
       173,440 Constellation Brands, Inc. bank term
               loan FRN 3.213s, 2008  (acquired
               11/3/03, cost $173,440) (RES)                            175,717
     1,640,000 Constellation Brands, Inc. company
               guaranty Ser. B, 8s, 2008                              1,767,100
       145,000 Constellation Brands, Inc. sr. sub.
               notes Ser. B, 8 1/8s, 2012                               152,250
                                                                 --------------
                                                                      2,095,067

Broadcasting (1.8%)
-------------------------------------------------------------------------------
       231,257 DirecTV bank term loan FRN Ser. B,
               3.399s, 2010  (acquired 3/4/03 and
               8/5/03, cost $231,257) (RES)                             234,263
     3,765,000 DirecTV Holdings, LLC sr. notes
               8 3/8s, 2013                                           4,160,325
    12,449,000 Diva Systems Corp. sr. disc. notes
               Ser. B, 12 5/8s, 2008 (In default)
               (NON)                                                     31,123
       250,000 Echostar DBS Corp. FRN 4.49s, 2008                       258,438
     3,655,000 Echostar DBS Corp. sr. notes 9 1/8s,
               2009                                                   4,002,225
     5,850,000 Echostar DBS Corp. sr. notes 6 3/8s,
               2011                                                   5,718,375
     5,350,000 Granite Broadcasting Corp. 144A sec.
               notes 9 3/4s, 2010                                     5,095,875
     1,615,000 Pegasus Satellite sr. notes 12 3/8s,
               2006                                                     791,350
       277,000 Young Broadcasting, Inc. company
               guaranty 10s, 2011                                       285,656
     1,330,000 Young Broadcasting, Inc. 144A sr.
               sub. notes 8 3/4s, 2014                                1,296,750
                                                                 --------------
                                                                     21,874,380

Building Materials (0.8%)
-------------------------------------------------------------------------------
     1,450,000 Building Materials Corp. company
               guaranty 8s, 2008                                      1,442,750
     2,166,000 Dayton Superior Corp. sec. notes
               10 3/4s, 2008                                          2,122,680
       805,000 Interface, Inc. 144A sr. sub. notes
               9 1/2s, 2014                                             798,963
     2,230,000 Nortek Holdings, Inc. 144A sr. notes
               stepped-coupon zero %  (10s,
               11/15/07), 2011 (STP)                                  1,672,500
     1,355,000 Nortek, Inc. sr. sub. notes Ser. B,
               9 7/8s, 2011                                           1,500,663
     1,470,000 Owens Corning bonds 7 1/2s, 2018 (In
               default) (NON)                                           588,000
     2,620,000 Owens Corning notes 7 1/2s, 2005 (In
               default) (NON)                                         1,048,000
                                                                 --------------
                                                                      9,173,556

Cable Television (3.7%)
-------------------------------------------------------------------------------
        40,000 Adelphia Communications Corp. notes
               Ser. B, 9 7/8s, 2005 (In default)
               (NON)                                                     41,200
       200,000 Adelphia Communications Corp. sr.
               notes 10 7/8s, 2010 (In default)
               (NON)                                                    209,500
     3,027,000 Adelphia Communications Corp. sr.
               notes 7 7/8s, 2009 (In default)
               (NON)                                                  2,981,595
     1,119,000 Adelphia Communications Corp. sr.
               notes Ser. B, 9 7/8s, 2007  (In
               default) (NON)                                         1,152,570
       451,000 Adelphia Communications Corp. sr.
               notes Ser. B, 7 3/4s, 2009  (In
               default) (NON)                                           451,000
     1,530,000 Atlantic Broadband Finance, LLC 144A
               sr. sub. notes 9 3/8s, 2014                            1,430,550
     4,875,000 Cablevision Systems Corp. 144A sr.
               notes 8s, 2012                                         4,826,250
     2,290,000 Century Cable Holdings bank term
               loan FRN 6s, 2009  (acquired various
               dates from 5/20/02 to 6/5/02, cost
               $2,017,175) (RES)                                      2,220,345
       360,000 Charter bank term loan FRN 4.42s,
               2011  (acquired 4/21/04, cost
               $360,000) (RES)                                          355,590
       285,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (12 1/8s,
               1/15/07), 2012 (STP)                                     171,000
     5,959,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               11 1/8s, 2011                                          5,184,330
     4,921,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               10 3/4s, 2009                                          4,281,270
     5,415,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  10s,
               2011                                                   4,426,763
     1,950,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  9 5/8s,
               2009                                                   1,628,250
     6,410,000 CSC Holdings, Inc. debs. 7 5/8s,
               2018                                                   6,025,400
       880,000 CSC Holdings, Inc. sr. notes 7 7/8s,
               2007                                                     915,200
     2,005,000 Mediacom LLC/Mediacom Capital Corp.
               sr. notes 9 1/2s, 2013                                 1,934,825
     1,670,000 Olympus Cable bank term loan FRN
               Ser. B, 6s, 2010  (acquired 5/20/02,
               cost $1,451,825) (RES)                                 1,619,601
     3,480,000 Quebecor Media, Inc. sr. notes
               11 1/8s, 2011 (Canada)                                 3,941,100
     1,175,000 Videotron Ltee company guaranty
               6 7/8s, 2014 (Canada)                                  1,157,375
                                                                 --------------
                                                                     44,953,714

Capital Goods (7.8%)
-------------------------------------------------------------------------------
     2,892,000 AEP Industries, Inc. sr. sub. notes
               9 7/8s, 2007                                           2,935,380
       416,550 AGCO Corp. bank term loan FRN
               3.405s, 2008  (acquired 12/3/03,
               cost $416,550) (RES)                                     422,278
       234,884 Allied Waste Industries, Inc. bank
               term loan FRN 3.888s, 2010 (acquired
               4/25/03, cost $234,884) (RES)                            237,967
        39,643 Allied Waste Industries, Inc. bank
               term loan FRN Ser. C, 1.09s,
               2010 (acquired 4/25/03, cost
               $39,643) (RES)                                            40,174
     1,660,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 8 1/2s,
               2008                                                   1,792,800
       160,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 7 5/8s,
               2006                                                     167,200
     2,170,000 Allied Waste North America, Inc.
               144A sec. notes 6 1/2s, 2010                           2,099,475
       397,000 Amsted Industries bank term loan FRN
               5.102s, 2010  (acquired 8/12/03,
               cost $395,015) (RES)                                     400,970
     5,240,000 Argo-Tech Corp. company guaranty
               8 5/8s, 2007                                           5,338,250
       550,000 Argo-Tech Corp. company guaranty
               Ser. D, 8 5/8s, 2007                                     560,313
     1,362,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8 7/8s, 2011                                   1,280,280
     3,740,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8s, 2008                                       3,534,300
     3,344,000 Blount, Inc. company guaranty 13s,
               2009                                                   3,527,920
     1,759,000 Blount, Inc. company guaranty 7s,
               2005                                                   1,794,180
     4,780,000 Browning-Ferris Industries, Inc.
               debs. 7.4s, 2035                                       4,039,100
     1,090,000 Browning-Ferris Industries, Inc. sr.
               notes 6 3/8s, 2008                                     1,100,900
EUR    270,000 Crown Holdings SA bonds 10 1/4s,
               2011 (France)                                            356,073
    $2,375,000 Crown Holdings SA notes 10 7/8s,
               2013 (France)                                          2,660,000
     4,520,000 Crown Holdings SA notes 9 1/2s, 2011
               (France)                                               4,904,200
     5,000,000 Decrane Aircraft Holdings Co.
               company guaranty Ser. B, 12s, 2008                     3,250,000
       286,363 EaglePicher bank term loan FRN
               4.11s, 2009  (acquired 8/6/03, cost
               $288,113) (RES)                                          288,153
     1,330,000 Earle M. Jorgensen Co. sec. notes
               9 3/4s, 2012                                           1,449,700
     1,355,000 FIMEP SA sr. notes 10 1/2s, 2013
               (France)                                               1,517,600
       422,481 Flowserve Corp. bank term loan FRN
               Ser. C, 3 7/8s, 2009  (acquired
               4/30/02 and 2/26/04, cost $425,056)
               (RES)                                                    426,283
     1,741,000 Flowserve Corp. company guaranty
               12 1/4s, 2010                                          1,967,330
       191,250 Goodman Manufacturing bank term loan
               FRN 3 1/4s, 2009  (acquired
               11/20/03, cost $191,250) (RES)                           193,402
       460,000 Hexcel Corp. sr. sub. notes 9 3/4s,
               2009                                                     479,550
DEM  2,685,000 Impress Metal Packaging Holding NV
               sr. sub. notes 9 7/8s,
               2007 (Netherlands)                                     1,498,656
      $180,000 Invensys, PLC bank term loan FRN
               4.611s, 2009  (acquired 3/11/04,
               cost $179,550) (United Kingdom)
               (RES)                                                    180,900
     3,395,000 Invensys, PLC notes 9 7/8s, 2011
               (United Kingdom)                                       3,361,050
       829,500 JII Holdings, LLC 144A sec. notes
               13s, 2007                                                746,550
     2,055,000 K&F Industries, Inc. sr. sub. notes
               Ser. B, 9 5/8s, 2010                                   2,250,225
       486,000 K&F Industries, Inc. sr. sub. notes
               Ser. B, 9 1/4s, 2007                                     493,290
     1,260,000 L-3 Communications Corp. company
               guaranty 6 1/8s, 2013                                  1,178,100
     3,850,000 Legrand SA debs. 8 1/2s, 2025
               (France)                                               3,965,500
       290,000 Manitowoc Co., Inc. (The) company
               guaranty 10 1/2s, 2012                                   324,800
EUR    670,000 Manitowoc Co., Inc. (The) company
               guaranty 10 3/8s, 2011                                   883,588
      $865,000 Manitowoc Co., Inc. (The) sr. notes
               7 1/8s, 2013                                             865,000
       595,000 Motors and Gears, Inc. sr. notes
               Ser. D, 10 3/4s, 2006                                    499,800
       216,743 Mueller Group bank term loan FRN
               4.35s, 2011  (acquired 4/22/04, cost
               $216,743) (RES)                                          217,827
       645,000 Mueller Group Inc. 144A sec. FRN
               5.919s, 2011                                             661,125
       900,000 Mueller Group Inc. 144A sr. sub.
               notes 10s, 2012                                          922,500
     2,725,000 Owens-Brockway Glass company
               guaranty 8 1/4s, 2013                                  2,711,375
     1,970,000 Owens-Brockway Glass company
               guaranty 7 3/4s, 2011                                  2,009,400
     2,775,000 Owens-Brockway Glass sr. sec. notes
               8 3/4s, 2012                                           2,920,688
       233,130 Pike Electric bank term loan FRN
               4 3/8s, 2010  (acquired 2/27/04,
               cost $236,336) (RES)                                     235,462
     1,430,000 Pliant Corp. sec. notes 11 1/8s,
               2009                                                   1,515,800
     1,585,000 Polypore, Inc. 144A sr. sub. notes
               8 3/4s, 2012                                           1,596,888
     1,575,000 Roller Bearing Company of America
               company guaranty Ser. B,  9 5/8s,
               2007                                                   1,543,500
       296,250 Roper bank term loan FRN 3.127s,
               2008  (acquired 12/22/03, cost
               $296,250) (RES)                                          299,953
     1,385,000 Sequa Corp. sr. notes Ser. B,
               8 7/8s, 2008                                           1,468,100
       880,000 Siebe PLC 144A sr. unsub. 6 1/2s,
               2010 (United Kingdom)                                    765,600
       224,438 Solo Cup Co. bank term loan FRN
               3.61s, 2011  (acquired 2/19/04, cost
               $225,788) (RES)                                          227,187
     1,850,000 Solo Cup Co. 144A sr. sub. notes
               8 1/2s, 2014                                           1,850,000
     4,970,000 Tekni-Plex, Inc. company guaranty
               Ser. B, 12 3/4s, 2010                                  4,970,000
     1,410,000 Tekni-Plex, Inc. 144A sr. sec. notes
               8 3/4s, 2013                                           1,353,600
     3,155,000 Terex Corp. company guaranty Ser. B,
               10 3/8s, 2011                                          3,502,050
     2,250,000 Titan Corp. (The) 144A sr. sub.
               notes 8s, 2011                                         2,463,750
        99,750 Transdigm, Inc. bank term loan FRN
               3.35s, 2010  (acquired 4/19/04, cost
               $99,750) (RES)                                           100,342
       795,000 Trimas Corp. company guaranty
               9 7/8s, 2012                                             854,625
                                                                 --------------
                                                                     95,201,009

Commercial and Consumer Services (1.1%)
-------------------------------------------------------------------------------
EUR  1,250,000 CB Bus AB sr. sub. notes 11s, 2010
               (Sweden)                                               1,069,226
    $4,415,000 Coinmach Corp. sr. notes 9s, 2010                      4,613,675
        98,477 Corrections Corporation of America
               bank term loan FRN 3.936s,
               2008 (acquired 8/5/03, cost $98,477)
               (RES)                                                     98,723
     4,683,147 Derby Cycle Corp. (The) sr. notes
               10s, 2008 (In default) (NON)                                 468
EUR  2,414,547 Derby Cycle Corp. (The) sr. notes
               9 3/8s, 2008 (In default) (NON)                              151
      $199,000 IESI Corp. bank term loan FRN
               4.147s, 2010  (acquired 10/20/03 and
               10/21/03, cost $200,083) (RES)                           200,866
     2,620,000 IESI Corp. company guaranty 10 1/4s,
               2012                                                   2,829,600
         1,400 Laidlaw International, Inc. bank
               term loan FRN 5 1/2s, 2009
               (acquired 6/18/03, cost $1,372)
               (RES)                                                      1,419
     4,195,000 Laidlaw International, Inc. sr.
               notes 10 3/4s, 2011                                    4,493,894
                                                                 --------------
                                                                     13,308,022

Communication Services (7.4%)
-------------------------------------------------------------------------------
     1,620,000 Alamosa Delaware, Inc. company
               guaranty 11s, 2010                                     1,777,950
     1,047,000 Alamosa Delaware, Inc. company
               guaranty stepped-coupon zero %
               (12s, 7/31/05), 2009 (STP)                             1,015,590
     1,530,000 Alamosa Delaware, Inc. 144A sr.
               notes 8 1/2s, 2012                                     1,499,400
       785,000 American Cellular Corp. company
               guaranty 9 1/2s, 2009                                    688,838
     2,940,000 American Cellular Corp. sr. notes
               Ser. B, 10s, 2011                                      2,587,200
     1,305,000 American Tower Corp. sr. notes
               9 3/8s, 2009                                           1,396,350
     1,300,000 American Tower Corp. 144A sr. notes
               7 1/2s, 2012                                           1,251,250
     2,965,000 American Towers, Inc. company
               guaranty 7 1/4s, 2011                                  2,950,175
     2,330,000 Asia Global Crossing, Ltd. sr. notes
               13 3/8s, 2010 (Bermuda) (In default)
               (NON)                                                    209,700
       717,000 Centennial Cellular Operating Co.,
               LLC sr. sub. notes 10 3/4s, 2008                         734,925
     3,195,000 Centennial Cellular Operating Co.
               company guaranty 10 1/8s, 2013                         3,258,900
       520,000 Cincinnati Bell Telephone Co.
               company guaranty 6.3s, 2028                              452,400
     1,530,000 Cincinnati Bell, Inc. company
               guaranty 7 1/4s, 2013                                  1,438,200
     1,575,000 Cincinnati Bell, Inc. notes 7 1/4s,
               2023                                                   1,456,875
     3,065,000 Cincinnati Bell, Inc. sr. sub. notes
               8 3/8s, 2014                                           2,743,175
     2,765,309 Colo.com, Inc. 144A sr. notes
               13 7/8s, 2010 (In default) (NON)                             277
       150,000 Consolidated Communications bank
               term loan FRN 3.973s, 2012
               (acquired 4/7/04, cost $150,000)
               (RES)                                                    150,375
       199,000 Crown Castle International Corp.
               bank term loan FRN 4.61s,
               2010 (acquired 10/3/03, cost
               $199,000) (RES)                                          202,134
     3,255,000 Crown Castle International Corp. sr.
               notes 9 3/8s, 2011                                     3,523,538
       199,000 Dobson Communications Corp. bank
               term loan FRN 4.664s, 2010
               (acquired 10/20/03, cost $199,000)
               (RES)                                                    198,378
     3,045,000 Dobson Communications Corp. sr.
               notes 8 7/8s, 2013                                     2,382,713
     1,485,000 Fairpoint Communications, Inc. sr.
               sub. notes 12 1/2s, 2010                               1,570,388
     6,988,128 Firstworld Communication Corp. sr.
               disc. notes zero %, 2008  (In
               default) (NON)                                               699
       446,273 Globix Corp. company guaranty 11s,
               2008 (PIK)                                               361,481
     3,030,000 Inmarsat Finance PLC 144A company
               guaranty 7 5/8s, 2012 (United
               Kingdom)                                               2,992,125
     1,025,000 Ipcs Inc. 144A sr. notes 11 1/2s,
               2012                                                   1,035,250
     2,590,000 Level 3 Financing Inc. 144A sr.
               notes 10 3/4s, 2011                                    2,279,200
     2,855,000 Madison River Capital Corp. sr.
               notes 13 1/4s, 2010                                    3,111,950
     6,951,000 MCI, Inc. sr. notes 7.735s, 2014                       6,316,721
       912,000 MCI, Inc. sr. notes 6.688s, 2009                         855,000
     3,250,000 Nextel Communications, Inc. sr.
               notes 5.95s, 2014                                      3,014,375
     1,507,000 Nextel Partners, Inc. sr. notes
               12 1/2s, 2009                                          1,755,655
     4,220,000 Nextel Partners, Inc. sr. notes
               8 1/8s, 2011                                           4,325,500
     1,695,000 PanAmSat Corp. company guaranty
               8 1/2s, 2012                                           1,898,400
       300,625 Qwest Communications International,
               Inc. bank term loan FRN 6 1/2s, 2007
               (acquired 6/5/03, cost $297,619)
               (RES)                                                    309,794
     4,450,000 Qwest Communications International,
               Inc. 144A sr. notes 7 1/2s, 2014                       4,049,500
       360,000 Qwest Communications International,
               Inc. 144A sr. notes FRN  4.75s, 2009                     333,000
    10,230,000 Qwest Corp. 144A notes 9 1/8s, 2012                   10,843,800
     1,290,000 Qwest Services Corp. 144A notes 14s,
               2014                                                   1,528,650
     2,100,000 Rural Cellular Corp. sr. sub. notes
               9 3/4s, 2010                                           1,932,000
       750,000 Rural Cellular Corp. sr. sub. notes
               Ser. B, 9 5/8s, 2008                                     697,500
       150,000 SBA Senior Finance Inc. bank term
               loan FRN 4.65s, 2008  (acquired
               2/3/04, cost $150,000) (RES)                             150,328
       600,000 SBA Communications Corp. sr. notes
               10 1/4s, 2009                                            594,000
     1,170,000 SBA Telecommunications Inc. 144A sr.
               disc. notes stepped-coupon  zero %
               (9 3/4s, 12/15/07), 2011 (STP)                           854,100
     1,325,000 Triton PCS, Inc. company guaranty
               8 3/4s, 2011                                           1,162,688
     2,430,000 TSI Telecommunication Services, Inc.
               company guaranty Ser. B,  12 3/4s,
               2009                                                   2,612,250
     1,907,000 UbiquiTel Operating Co. bonds
               stepped-coupon zero %  (14s,
               4/15/05), 2010 (STP)                                   1,868,860
     1,275,000 UbiquiTel Operating Co. 144A sr.
               notes 9 7/8s, 2011                                     1,275,000
     1,390,000 US UnWired, Inc. company guaranty
               stepped-coupon Ser. B, zero %
               (13 3/8s, 11/1/04), 2009 (STP)                         1,431,700
     1,835,000 Western Wireless Corp. sr. notes
               9 1/4s, 2013                                           1,890,050
                                                                 --------------
                                                                     90,968,307

Conglomerates (0.8%)
-------------------------------------------------------------------------------
     4,810,000 Tyco International Group SA company
               guaranty 7s, 2028 (Luxembourg)                         4,992,746
     1,395,000 Tyco International Group SA company
               guaranty 6 7/8s,  2029 (Luxembourg)                    1,427,502
     3,705,000 Tyco International Group SA notes
               6 3/8s, 2011 (Luxembourg)                              3,894,829
                                                                 --------------
                                                                     10,315,077

Consumer (1.0%)
-------------------------------------------------------------------------------
     3,620,000 Icon Health & Fitness company
               guaranty 11 1/4s, 2012                                 3,945,800
     3,635,000 Jostens Holding Corp. sr. disc.
               notes stepped-coupon zero %
               (10 1/4s, 12/1/08), 2013 (STP)                         2,435,450
       379,110 Jostens, Inc. bank term loan FRN
               Ser. B, 3.72s, 2010  (acquired
               7/28/03, cost $379,110) (RES)                            381,669
     1,230,000 Jostens, Inc. sr. sub. notes
               12 3/4s, 2010                                          1,371,450
     3,940,000 Samsonite Corp. 144A sr. sub. notes
               8 7/8s, 2011                                           3,940,000
                                                                 --------------
                                                                     12,074,369

Consumer Goods (1.4%)
-------------------------------------------------------------------------------
     2,695,000 Armkel, LLC/Armkel Finance sr. sub.
               notes 9 1/2s, 2009                                     2,910,600
       900,000 Elizabeth Arden, Inc. 144A company
               guaranty 7 3/4s, 2014                                    895,500
     3,650,000 Playtex Products, Inc. company
               guaranty 9 3/8s, 2011                                  3,531,375
     2,725,000 Playtex Products, Inc. 144A secd.
               notes 8s, 2011                                         2,799,938
     2,515,000 Prestige Brands, Inc. 144A sr. sub.
               notes 9 1/4s, 2012                                     2,389,250
     3,450,000 Remington Arms Co., Inc. company
               guaranty 10 1/2s, 2011                                 3,329,250
       199,800 Scotts Co. (The) bank term loan FRN
               3 1/8s, 2010  (acquired 10/16/03,
               cost $199,800) (RES)                                     202,110
     1,030,000 Scotts Co. (The) 144A sr. sub. notes
               6 5/8s, 2013                                           1,014,550
                                                                 --------------
                                                                     17,072,573

Consumer Services (0.5%)
-------------------------------------------------------------------------------
     2,525,000 Brand Services, Inc. company
               guaranty 12s, 2012                                     2,878,500
       300,000 Itron, Inc. bank term loan FRN
               3.41s, 2010  (acquired 11/20/03,
               cost $300,000) (RES)                                     301,875
     2,845,000 Williams Scotsman, Inc. company
               guaranty 9 7/8s, 2007                                  2,773,875
                                                                 --------------
                                                                      5,954,250

Energy (7.6%)
-------------------------------------------------------------------------------
     3,155,000 Arch Western Finance, LLC 144A sr.
               notes 6 3/4s, 2013                                     3,155,000
     3,400,000 Belden & Blake Corp. company
               guaranty Ser. B, 9 7/8s, 2007                          3,400,000
     2,810,000 BRL Universal Equipment sec. notes
               8 7/8s, 2008                                           3,006,700
     1,920,000 CHC Helicopter Corp. 144A sr. sub.
               notes 7 3/8s, 2014 (Canada)                            1,872,000
     1,700,000 Chesapeake Energy Corp. company
               guaranty 9s, 2012                                      1,899,750
     1,094,000 Chesapeake Energy Corp. company
               guaranty 7 3/4s, 2015                                  1,129,555
     3,805,000 Chesapeake Energy Corp. sr. notes
               7 1/2s, 2013                                           3,928,663
     1,775,000 Comstock Resources, Inc. sr. notes
               6 7/8s, 2012                                           1,686,250
       270,000 Dresser, Inc. bank term loan FRN
               4.68s, 2010  (acquired 2/27/04, cost
               $272,025) (RES)                                          273,291
     2,905,000 Dresser, Inc. company guaranty
               9 3/8s, 2011                                           3,108,350
     2,240,000 Encore Acquisition Co. company
               guaranty 8 3/8s, 2012                                  2,408,000
       880,000 Encore Acquisition Co. 144A sr. sub.
               notes 6 1/4s, 2014                                       827,200
     2,565,000 Exco Resources, Inc. 144A company
               guaranty 7 1/4s, 2011                                  2,552,175
     1,325,000 Forest Oil Corp. company guaranty
               7 3/4s, 2014                                           1,351,500
     1,370,000 Forest Oil Corp. sr. notes 8s, 2011                    1,452,200
       855,000 Forest Oil Corp. sr. notes 8s, 2008                      899,888
     1,350,000 Gazprom OAO 144A notes 9 5/8s, 2013
               (Russia)                                               1,382,063
     1,315,000 Hanover Compressor Co. sr. notes 9s,
               2014                                                   1,341,300
     1,305,000 Hanover Compressor Co. sr. notes
               8 5/8s, 2010                                           1,334,363
     1,970,000 Hanover Compressor Co. sub. notes
               zero %, 2007                                           1,507,050
     1,315,000 Hanover Equipment Trust sec. notes
               Ser. A, 8 1/2s, 2008                                   1,380,750
     1,645,000 Hornbeck Offshore Services, Inc. sr.
               notes 10 5/8s, 2008                                    1,793,050
     1,260,000 KCS Energy, Inc. 144A sr. notes
               7 1/8s, 2012                                           1,228,500
     1,130,000 Key Energy Services, Inc. sr. notes
               6 3/8s, 2013                                           1,070,675
     1,230,000 Leviathan Gas Corp. company guaranty
               Ser. B, 10 3/8s, 2009                                  1,293,812
       127,652 Magellan Midstream Holdings bank
               term loan FRN 3.92s, 2008  (acquired
               6/13/03, cost $126,376) (RES)                            128,291
     2,170,000 Massey Energy Co. sr. notes 6 5/8s,
               2010                                                   2,153,725
     3,120,000 Newfield Exploration Co. sr. notes
               7 5/8s, 2011                                           3,354,000
     1,860,000 Offshore Logistics, Inc. company
               guaranty 6 1/8s, 2013                                  1,729,800
     2,304,888 Oslo Seismic Services, Inc. 1st
               mtge. 8.28s, 2011                                      2,327,937
       200,000 Parker Drilling Co. bank term loan
               FRN 5.35s, 2007  (acquired 10/22/03,
               cost $200,000) (RES)                                     201,250
     2,290,000 Parker Drilling Co. company guaranty
               Ser. B, 10 1/8s, 2009                                  2,410,225
       137,363 Peabody Energy Corp. bank term loan
               FRN Ser. B, 2.859s, 2010  (acquired
               3/20/03, cost $137,363) (RES)                            138,290
     2,610,000 Peabody Energy Corp. sr. notes
               5 7/8s, 2016                                           2,362,050
       650,000 Pemex Project Funding Master Trust
               company guaranty 8 5/8s, 2022                            679,250
     4,025,000 Pemex Project Funding Master Trust
               company guaranty 7 3/8s, 2014                          4,075,313
     2,025,000 Petro Geo-Services notes 10s, 2010
               (Norway)                                               2,075,625
     1,475,000 Plains All American Pipeline
               LP/Plains All American Finance
               Corp. company guaranty 7 3/4s, 2012                    1,613,777
     2,360,000 Plains Exploration & Production Co.
               company guaranty Ser. B,  8 3/4s,
               2012                                                   2,548,800
     1,855,000 Plains Exploration & Production Co.
               sr. sub. notes 8 3/4s, 2012                            2,003,400
     1,805,000 Pogo Producing Co. sr. sub. notes
               Ser. B, 8 1/4s, 2011                                   1,985,500
       270,000 Pride International, Inc. sr. notes
               10s, 2009                                                283,500
     1,847,000 Pride Petroleum Services, Inc. sr.
               notes 9 3/8s, 2007                                     1,877,014
     2,445,000 Seabulk International, Inc. company
               guaranty 9 1/2s, 2013                                  2,509,181
     1,475,000 Seven Seas Petroleum, Inc. sr. notes
               Ser. B, 12 1/2s, 2005 (In default)
               (NON)                                                         15
     3,535,000 Star Gas Partners LP/Star Gas
               Finance Co. sr. notes 10 1/4s, 2013                    3,764,775
     1,315,769 Star Gas Propane 1st Mtge. 8.04s,
               2009 (acquired 5/7/03, cost
               $1,289,454) (RES)                                      1,421,031
       875,000 Trico Marine Services, Inc. bank
               term loan FRN 7.152s, 2009
               (acquired 2/3/04, cost $857,500)
               (RES)                                                    743,750
       565,000 Universal Compression, Inc. sr.
               notes 7 1/4s, 2010                                       584,775
     1,140,000 Vintage Petroleum, Inc. sr. notes
               8 1/4s, 2012                                           1,214,100
       595,000 Vintage Petroleum, Inc. sr. sub.
               notes 7 7/8s, 2011                                       611,363
     4,751,000 Westport Resources Corp. company
               guaranty 8 1/4s, 2011                                  5,273,610
                                                                 --------------
                                                                     93,352,432

Entertainment (1.4%)
-------------------------------------------------------------------------------
     2,020,000 AMC Entertainment, Inc. sr. sub.
               notes 9 7/8s, 2012                                     2,131,100
     1,246,000 AMC Entertainment, Inc. sr. sub.
               notes 9 1/2s, 2011                                     1,289,610
     1,900,000 AMC Entertainment, Inc. 144A sr.
               sub. notes 8s, 2014                                    1,824,000
       270,000 AMF Bowling Worldwide bank term loan
               FRN 4.152s, 2009  (acquired 2/25/04,
               cost $270,000) (RES)                                     271,350
     3,080,000 Cinemark USA, Inc. sr. sub. notes
               9s, 2013                                               3,357,200
     3,395,000 Cinemark, Inc. 144A sr. disc. notes
               stepped-coupon zero %  (9 3/4s,
               3/15/09), 2014 (STP)                                   2,155,825
       270,000 MGM bank term loan FRN 3.6s, 2011
               (acquired 4/21/04, cost $270,000)
               (RES)                                                    270,878
        90,544 Six Flags, Inc. bank term loan FRN
               Ser. B, 3.6s, 2009  (acquired
               1/15/03, cost $90,431) (RES)                              91,148
     5,230,000 Six Flags, Inc. 144A sr. notes
               9 5/8s, 2014                                           5,158,088
                                                                 --------------
                                                                     16,549,199

Financial (1.3%)
-------------------------------------------------------------------------------
     1,205,000 Crescent Real Estate Equities LP
               notes 7 1/2s, 2007 (R)                                 1,201,988
     2,475,000 Crescent Real Estate Equities LP sr.
               notes 9 1/4s, 2009 (R)                                 2,707,964
     5,449,952 Finova Group, Inc. notes 7 1/2s,
               2009                                                   3,024,723
     1,515,000 iStar Financial, Inc. sr. notes
               8 3/4s, 2008 (R)                                       1,655,138
     1,660,000 iStar Financial, Inc. sr. notes 7s,
               2008 (R)                                               1,718,100
     1,570,000 iStar Financial, Inc. sr. notes 6s,
               2010 (R)                                               1,522,900
     1,910,000 UBS AG/Jersey Branch sr. notes
               Ser. EMTN, 9.14s, 2008 (Jersey)                        1,972,075
     2,310,000 Western Financial Bank sub. debs.
               9 5/8s, 2012                                           2,506,350
                                                                 --------------
                                                                     16,309,238

Food (1.6%)
-------------------------------------------------------------------------------
     1,557,998 Archibald Candy Corp. company
               guaranty 10s, 2007 (In default)
               (NON) (PIK)                                            1,075,019
       665,000 Dean Foods Co. sr. notes 6 5/8s,
               2009                                                     678,300
       970,000 Del Monte Corp. company guaranty
               Ser. B, 9 1/4s, 2011                                   1,040,325
     2,170,000 Del Monte Corp. sr. sub. notes
               8 5/8s, 2012                                           2,305,625
       319,588 Del Monte Foods Co. bank term loan
               FRN Ser. B, 3.408s, 2010  (acquired
               12/16/02, cost $317,991) (RES)                           323,484
     3,240,000 Doane Pet Care Co. sr. sub. debs.
               9 3/4s, 2007                                           2,948,400
       100,170 Dole Food Co. bank term loan FRN
               Ser. D, 3.66s, 2009 (acquired
               3/28/03 and 11/20/03, cost $100,170)
               (RES)                                                    101,218
       955,000 Dole Food Co. sr. notes 8 7/8s, 2011                     969,325
       755,000 Dole Food Co. sr. notes 8 5/8s, 2009                     762,550
     3,365,000 Eagle Family Foods company guaranty
               Ser. B, 8 3/4s, 2008                                   2,422,800
     2,150,000 Land O'Lakes, Inc. sr. notes 8 3/4s,
               2011                                                   2,010,250
       409,404 Pinnacle Foods Holding Corp. bank
               term loan FRN 4.258s, 2010
               (acquired 11/26/03, cost $409,404)
               (RES)                                                    413,242
       115,596 Pinnacle Foods Holding Corp. bank
               term loan FRN 4.258s, 2010
               (acquired 11/26/03, cost $115,596)
               (RES)                                                    116,680
     1,510,000 Pinnacle Foods Holding Corp. 144A
               sr. sub. notes 8 1/4s, 2013                            1,491,125
     2,860,000 Premier International Foods PLC sr.
               notes 12s, 2009 (United Kingdom)                       3,060,200
                                                                 --------------
                                                                     19,718,543

Gaming & Lottery (5.9%)
-------------------------------------------------------------------------------
     2,475,000 Ameristar Casinos, Inc. company
               guaranty 10 3/4s, 2009                                 2,821,500
       440,000 Argosy Gaming Co. sr. sub. notes 9s,
               2011                                                     485,100
     1,300,000 Argosy Gaming Co. 144A sr. sub.
               notes 7s, 2014                                         1,257,750
     1,575,000 Boyd Gaming Corp. sr. sub. notes
               8 3/4s, 2012                                           1,673,438
       545,000 Boyd Gaming Corp. sr. sub. notes
               7 3/4s, 2012                                             543,638
     1,485,000 Chumash Casino & Resort Enterprise
               144A sr. notes 9s, 2010                                1,611,225
     3,680,000 Herbst Gaming, Inc. sec. notes
               Ser. B, 10 3/4s, 2008                                  4,232,000
     1,975,000 Herbst Gaming, Inc. 144A sr. sub.
               notes 8 1/8s, 2012                                     1,984,875
     3,375,000 Hollywood Park, Inc. company
               guaranty Ser. B, 9 1/4s, 2007                          3,442,500
     4,010,000 Horseshoe Gaming Holdings company
               guaranty 8 5/8s, 2009                                  4,180,425
     1,240,000 Inn of the Mountain Gods 144A sr.
               notes 12s, 2010                                        1,351,600
     1,760,000 Mandalay Resort Group sr. notes
               6 3/8s, 2011                                           1,716,000
       330,000 MGM Mirage, Inc. coll. sr. notes
               6 7/8s, 2008                                             343,200
     4,120,000 MGM Mirage, Inc. company guaranty
               8 1/2s, 2010                                           4,542,300
     1,370,000 MGM Mirage, Inc. company guaranty
               6s, 2009                                               1,358,013
     1,530,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 8 3/8s, 2011                                1,633,275
     2,690,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 6 3/8s, 2009                                2,669,825
     3,645,000 Park Place Entertainment Corp. sr.
               notes 7 1/2s, 2009                                     3,799,913
     1,830,000 Park Place Entertainment Corp. sr.
               notes 7s, 2013                                         1,830,000
     1,575,000 Park Place Entertainment Corp. sr.
               sub. notes 8 7/8s, 2008                                1,712,813
       125,000 Park Place Entertainment Corp. sr.
               sub. notes 8 1/8s, 2011                                  132,188
     1,755,000 Penn National Gaming, Inc. company
               guaranty Ser. B, 11 1/8s, 2008                         1,934,888
       510,000 Penn National Gaming, Inc. sr. sub.
               notes 8 7/8s, 2010                                       545,700
       176,394 Pinnacle Entertainment, Inc. bank
               term loan FRN 4.6s, 2009  (acquired
               12/15/03, cost $176,394) (RES)                           178,232
     1,780,000 Pinnacle Entertainment, Inc. sr.
               sub. notes 8 3/4s, 2013                                1,748,850
       890,000 Pinnacle Entertainment, Inc. 144A
               sr. sub. notes 8 1/4s, 2012                              843,275
     2,515,000 Resorts International Hotel and
               Casino, Inc. company guaranty
               11 1/2s, 2009                                          2,791,650
     2,175,000 Riviera Holdings Corp. company
               guaranty 11s, 2010                                     2,332,688
       643,512 Scientific Games Holdings bank term
               loan FRN 4.673s, 2008  (acquired
               12/11/02, cost $640,295) (RES)                           648,875
     2,165,000 Station Casinos, Inc. sr. notes 6s,
               2012                                                   2,078,400
     1,775,000 Station Casinos, Inc. sr. sub. notes
               6 7/8s, 2016                                           1,668,500
     4,655,000 Trump Atlantic City Associates
               company guaranty 11 1/4s, 2006                         3,933,475
     6,120,000 Trump Casino Holdings, LLC company
               guaranty 12 5/8s, 2010                                 6,211,800
     3,130,000 Venetian Casino Resort, LLC company
               guaranty 11s, 2010                                     3,595,588
                                                                 --------------
                                                                     71,833,499

Health Care (7.0%)
-------------------------------------------------------------------------------
        61,602 ALARIS Medical Systems, Inc. bank
               term loan FRN 3.36s, 2009  (acquired
               6/30/03, cost $61,602) (RES)                              62,314
       610,000 ALARIS Medical Systems, Inc. sr.
               sub. notes 7 1/4s, 2011                                  669,475
       172,436 Alderwoods Group, Inc. bank term
               loan FRN 4.023s, 2008  (acquired
               9/9/03, cost $172,436) (RES)                             174,591
     4,086,500 Alderwoods Group, Inc. company
               guaranty 12 1/4s, 2009                                 4,515,583
     2,315,000 AmerisourceBergen Corp. company
               guaranty 7 1/4s, 2012                                  2,367,088
     2,470,000 AmerisourceBergen Corp. sr. notes
               8 1/8s, 2008                                           2,667,600
     4,270,000 Ardent Health Services, Inc. sr.
               sub. notes 10s, 2013                                   4,536,875
       248,750 Beverly Enterprises, Inc. bank term
               loan FRN 4.207s, 2008  (acquired
               10/20/03, cost $248,128) (RES)                           251,393
       365,000 Biovail Corp. sr. sub. notes 7 7/8s,
               2010 (Canada)                                            354,963
       295,500 Community Health Systems, Inc. bank
               term loan FRN Ser. B, 3.62s,  2010
               (acquired 7/11/02, cost $295,500)
               (RES)                                                    299,785
       397,000 Concentra bank term loan FRN 4.957s,
               2009  (acquired 8/12/03, cost
               $397,000) (RES)                                          401,466
       691,328 Dade Behring, Inc. company guaranty
               11.91s, 2010                                             791,571
       695,955 DaVita, Inc. bank term loan FRN
               Ser. B, 3.184s, 2009  (acquired
               7/17/03 and 1/30/04, cost $700,080)
               (RES)                                                    701,828
     1,500,000 Extendicare Health Services, Inc.
               company guaranty 9 1/2s, 2010                          1,653,750
     1,820,000 Extendicare Health Services, Inc.
               144A sr. sub. notes 6 7/8s, 2014                       1,710,800
       199,000 Hanger Orthopedic Group, Inc. bank
               term loan FRN 3.86s, 2009  (acquired
               9/29/03, cost $199,000) (RES)                            199,995
     1,550,000 Hanger Orthopedic Group, Inc.
               company guaranty 10 3/8s, 2009                         1,674,000
     3,090,000 HCA, Inc. debs. 7.19s, 2015                            3,123,434
     2,040,000 HCA, Inc. notes 8.36s, 2024                            2,112,153
       165,000 HCA, Inc. notes 7s, 2007                                 174,709
       675,000 HCA, Inc. notes 5 3/4s, 2014                             626,683
       930,000 HCA, Inc. sr. notes 7 7/8s, 2011                       1,003,346
     4,104,000 Healthsouth Corp. notes 7 5/8s, 2012                   4,042,440
     1,050,000 Healthsouth Corp. sr. notes 8 1/2s,
               2008                                                   1,002,750
       955,000 Healthsouth Corp. sr. notes 8 3/8s,
               2011                                                     935,900
     1,395,000 Healthsouth Corp. sr. notes 7s, 2008                   1,367,100
     1,270,000 Insight Health Services Corp. 144A
               company guaranty 9 7/8s, 2011                          1,292,225
       267,250 Kinetic Concepts, Inc. bank term
               loan FRN 3.11s, 2011  (acquired
               8/5/03, cost $267,938) (RES)                             268,586
       971,175 Magellan Health Services, Inc. sr.
               notes Ser. A, 9 3/8s, 2008                             1,046,441
       229,516 Medex, Inc. bank term loan FRN
               4.135s, 2009  (acquired 5/16/03 and
               6/16/03, cost $229,404) (RES)                            231,237
     7,800,000 Mediq, Inc. debs. 13s, 2009 (In
               default) (NON)                                               780
     2,930,000 MedQuest, Inc. company guaranty
               Ser. B, 11 7/8s, 2012                                  3,296,250
     1,455,000 NeighborCare, Inc. 144A sr. sub.
               notes 6 7/8s, 2013                                     1,462,275
       635,000 Omega Health Care Investors 144A sr.
               notes 7s, 2014                                           603,250
     3,040,000 Omnicare, Inc. sr. sub. notes
               6 1/8s, 2013                                           2,903,200
     3,103,000 PacifiCare Health Systems, Inc.
               company guaranty 10 3/4s, 2009                         3,545,178
     2,885,000 Province Healthcare Co. sr. sub.
               notes 7 1/2s, 2013                                     2,769,600
     1,150,000 Service Corp. International debs.
               7 7/8s, 2013                                           1,129,875
       290,000 Service Corp. International notes
               7.2s, 2006                                               303,775
        90,000 Service Corp. International notes
               6 7/8s, 2007                                              91,350
       435,000 Service Corp. International notes
               6 1/2s, 2008                                             435,000
     1,045,000 Service Corp. International notes
               Ser. (a), 7.7s, 2009                                   1,065,900
     2,650,000 Service Corp. International 144A sr.
               notes 6 3/4s, 2016                                     2,424,750
     2,460,000 Stewart Enterprises, Inc. notes
               10 3/4s, 2008                                          2,736,750
     1,140,000 Tenet Healthcare Corp. notes 7 3/8s,
               2013                                                   1,014,600
       105,000 Tenet Healthcare Corp. sr. notes
               6 1/2s, 2012                                              89,250
     2,235,000 Tenet Healthcare Corp. sr. notes
               6 3/8s, 2011                                           1,905,338
     4,205,000 Tenet Healthcare Corp. sr. notes
               5 3/8s, 2006                                           3,994,750
       745,561 Triad Hospitals, Inc. bank term loan
               FRN Ser. B, 3.35s, 2008  (acquired
               4/23/01, cost $753,016) (RES)                            754,569
     4,575,000 Triad Hospitals, Inc. sr. notes 7s,
               2012                                                   4,597,875
     4,330,000 Triad Hospitals, Inc. sr. sub. notes
               7s, 2013                                               4,156,800
     2,140,000 Universal Hospital Services, Inc.
               sr. notes 10 1/8s, 2011                                2,182,800
     2,230,000 Ventas Realty LP/Capital Corp.
               company guaranty 9s, 2012                              2,441,850
        90,000 VWR International Inc. bank term
               loan FRN 3.77s, 2011  (acquired
               4/5/04, cost $90,000) (RES)                               91,103
     1,180,000 VWR International, Inc. 144A sr.
               notes 6 7/8s, 2012                                     1,168,200
                                                                 --------------
                                                                     85,425,149

Homebuilding (2.2%)
-------------------------------------------------------------------------------
     1,130,000 Beazer Homes USA, Inc. company
               guaranty 8 5/8s, 2011                                  1,192,150
       615,000 Beazer Homes USA, Inc. company
               guaranty 8 3/8s, 2012                                    647,288
     1,070,000 D.R. Horton, Inc. sr. notes 7 7/8s,
               2011                                                   1,158,275
     3,075,000 D.R. Horton, Inc. sr. notes 5 7/8s,
               2013                                                   2,905,875
     1,630,000 K. Hovnanian Enterprises, Inc.
               company guaranty 10 1/2s, 2007                         1,870,425
     2,315,000 K. Hovnanian Enterprises, Inc.
               company guaranty 8 7/8s, 2012                          2,407,600
     2,475,000 K. Hovnanian Enterprises, Inc. sr.
               notes 6 1/2s, 2014                                     2,264,625
     1,330,000 K. Hovnanian Enterprises, Inc. 144A
               sr. notes 6 3/8s, 2014                                 1,197,000
       150,000 Landsource bank term loan FRN
               3.688s, 2010  (acquired 1/12/04,
               cost $150,000) (RES)                                     151,688
     1,180,000 Meritage Corp. company guaranty
               9 3/4s, 2011                                           1,286,200
       775,000 Meritage Corp. 144A sr. notes 7s,
               2014                                                     732,375
     2,055,000 Ryland Group, Inc. sr. sub. notes
               9 1/8s, 2011                                           2,265,638
     1,510,000 Schuler Homes, Inc. company guaranty
               10 1/2s, 2011                                          1,721,400
       735,000 Standard Pacific Corp. sr. notes
               7 3/4s, 2013                                             731,325
     1,295,000 Technical Olympic USA, Inc. company
               guaranty 10 3/8s, 2012                                 1,346,800
       965,000 Technical Olympic USA, Inc. company
               guaranty 9s, 2010                                      1,001,188
       635,000 Technical Olympic USA, Inc. 144A
               sub. notes 7 1/2s, 2011                                  587,375
       625,000 WCI Communities, Inc. company
               guaranty 10 5/8s, 2011                                   678,125
     2,660,000 WCI Communities, Inc. company
               guaranty 9 1/8s, 2012                                  2,832,900
                                                                 --------------
                                                                     26,978,252

Household Furniture and Appliances (0.3%)
-------------------------------------------------------------------------------
       180,000 Sealy Mattress Co. bank term loan
               FRN 3.86s, 2012  (acquired 4/2/04,
               cost $180,000) (RES)                                     181,800
     3,770,000 Sealy Mattress Co. 144A sr. sub.
               notes 8 1/4s, 2014                                     3,675,750
                                                                 --------------
                                                                      3,857,550

Lodging/Tourism (2.4%)
-------------------------------------------------------------------------------
     2,715,000 Gaylord Entertainment Co. 144A sr.
               notes 8s, 2013                                         2,701,425
     3,415,000 Hilton Hotels Corp. notes 7 5/8s,
               2012                                                   3,654,050
     1,710,000 Host Marriott LP company guaranty
               Ser. G, 9 1/4s, 2007 (R)                               1,881,000
     1,340,000 Host Marriott LP sr. notes 7 1/8s,
               2013 (R)                                               1,303,150
     5,608,000 Host Marriott LP sr. notes Ser. E,
               8 3/8s, 2006 (R)                                       5,860,360
     1,655,000 ITT Corp. debs. 7 3/8s, 2015                           1,638,450
     1,360,000 ITT Corp. notes 6 3/4s, 2005                           1,407,600
     4,980,000 John Q. Hammons Hotels LP/John Q.
               Hammons Hotels Finance Corp. III
               1st mtge. Ser. B, 8 7/8s, 2012                         5,378,400
     1,215,000 Meristar Hospitality Corp. company
               guaranty 9 1/8s, 2011 (R)                              1,233,225
     2,980,000 Meristar Hospitality Corp. company
               guaranty 9s, 2008 (R)                                  2,994,900
     1,270,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty  7 3/8s, 2007                    1,333,500
                                                                 --------------
                                                                     29,386,060

Media (0.3%)
-------------------------------------------------------------------------------
        53,612 Affinity Group Holdings bank term
               loan FRN Ser. B1, 5.169s,
               2009 (acquired 5/27/03, cost
               $53,478) (RES)                                            54,014
       134,031 Affinity Group Holdings bank term
               loan FRN Ser. B2, 5.16s,
               2009 (acquired 5/27/03, cost
               $133,696) (RES)                                          135,036
     1,915,000 Affinity Group, Inc. 144A sr. sub.
               notes 9s, 2012                                         1,943,725
     1,000,000 Capital Records, Inc. 144A company
               guaranty 8 3/8s, 2009                                  1,085,000
       225,000 Lions Gate Entertainment bank term
               loan FRN 4.36s, 2008  (acquired
               12/15/03, cost $225,000) (RES)                           226,406
       185,000 Vivendi Universal SA bank term loan
               FRN Ser. B, 3.85s, 2008  (acquired
               6/23/03, cost $185,000) (France)
               (RES)                                                    185,983
       600,000 Warner Music bank term loan FRN
               4.177s, 2011  (acquired 4/8/04, cost
               $603,000) (RES)                                          605,875
                                                                 --------------
                                                                      4,236,039

Publishing (3.9%)
-------------------------------------------------------------------------------
       362,593 Dex Media West, LLC bank term loan
               FRN 3.861s, 2010  (acquired 9/9/03,
               cost $362,593) (RES)                                     364,729
     4,790,000 Dex Media West, LLC 144A sr. notes
               8 1/2s, 2010                                           5,221,100
     2,015,000 Dex Media, Inc. 144A disc. notes
               stepped-coupon zero %  (9s,
               11/15/08), 2013 (STP)                                  1,299,675
     3,700,000 Dex Media, Inc. 144A notes 8s, 2013                    3,524,250
     4,766,420 Hollinger Participation Trust 144A
               sr. notes 12 1/8s, 2010 (Canada)
               (PIK)                                                  5,529,047
     1,145,000 Houghton Mifflin Co. sr. sub. notes
               9 7/8s, 2013                                           1,173,625
     3,670,000 PRIMEDIA, Inc. company guaranty
               8 7/8s, 2011                                           3,660,825
     2,440,000 PRIMEDIA, Inc. company guaranty
               7 5/8s, 2008                                           2,433,900
     3,465,000 PRIMEDIA, Inc. 144A sr. notes 8s,
               2013                                                   3,291,750
     1,265,000 Reader's Digest Association, Inc.
               (The) sr. notes 6 1/2s, 2011                           1,246,025
       510,000 RH Donnelley Finance Corp. I company
               guaranty 8 7/8s, 2010                                    561,000
     3,630,000 RH Donnelley Finance Corp. I 144A
               sr. notes 8 7/8s, 2010                                 3,993,000
       820,000 RH Donnelley Finance Corp. I 144A
               sr. sub. notes 10 7/8s, 2012                             959,400
     3,595,000 Vertis, Inc. company guaranty
               Ser. B, 10 7/8s, 2009                                  3,837,663
     2,930,000 Vertis, Inc. sub. notes 13 1/2s,
               2009                                                   2,973,950
     6,328,236 Von Hoffman Press, Inc. debs. 13s,
               2009 (PIK)                                             5,315,718
       247,500 WRC Media Corp. bank term loan FRN
               6.761s, 2009  (acquired 3/25/04,
               cost $247,500) (RES)                                     246,572
     1,905,000 WRC Media Corp. sr. sub. notes
               12 3/4s, 2009                                          1,619,250
                                                                 --------------
                                                                     47,251,479

Restaurants (0.4%)
-------------------------------------------------------------------------------
     1,435,000 Domino's, Inc. sr. sub. notes
               8 1/4s, 2011                                           1,517,513
     3,320,000 Sbarro, Inc. company guaranty 11s,
               2009                                                   2,780,500
                                                                 --------------
                                                                      4,298,013

Retail (2.2%)
-------------------------------------------------------------------------------
       101,360 Advance Stores bank term loan FRN
               Ser. C, 3.145s, 2007  (acquired
               3/4/03, cost $101,360) (RES)                             102,279
     1,925,000 Asbury Automotive Group, Inc. sr.
               sub. notes 8s, 2014                                    1,780,625
     3,925,000 Autonation, Inc. company guaranty
               9s, 2008                                               4,396,000
        91,607 Couche-Tard bank term loan FRN
               3 3/8s, 2010  (acquired 12/16/03,
               cost $91,607) (RES)                                       92,447
       920,000 Finlay Fine Jewelry Corp. 144A sr.
               notes 8 3/8s, 2012                                       936,100
     4,080,000 JC Penney Co., Inc. debs. 7.95s,
               2017                                                   4,508,400
       690,000 JC Penney Co., Inc. debs. 7.65s,
               2016                                                     741,750
     2,230,000 JC Penney Co., Inc. debs. 7 1/8s,
               2023                                                   2,296,900
       510,000 JC Penney Co., Inc. notes 9s, 2012                       600,525
       100,000 JC Penney Co., Inc. notes 8s, 2010                       112,500
       185,000 Rite Aid Corp. bank term loan FRN
               4.1s, 2008  (acquired 5/16/03, cost
               $184,769) (RES)                                          188,978
     2,180,000 Rite Aid Corp. company guaranty
               9 1/2s, 2011                                           2,354,400
       150,000 Rite Aid Corp. debs. 6 7/8s, 2013                        133,500
       310,000 Rite Aid Corp. notes 7 1/8s, 2007                        311,550
       730,000 Rite Aid Corp. sec. notes 8 1/8s,
               2010                                                     755,550
     1,755,000 Rite Aid Corp. sr. notes 9 1/4s,
               2013                                                   1,798,875
       145,000 Rite Aid Corp. 144A notes 6s, 2005                       143,913
     3,243,000 Saks, Inc. company guaranty 7s, 2013                   3,194,355
     1,790,000 United Auto Group, Inc. company
               guaranty 9 5/8s, 2012                                  1,915,300
                                                                 --------------
                                                                     26,363,947

Technology (2.2%)
-------------------------------------------------------------------------------
     1,791,000 AMI Semiconductor, Inc. company
               guaranty 10 3/4s, 2013                                 2,095,470
     1,425,000 DigitalNet Holdings, Inc. sr. notes
               9s, 2010                                               1,496,250
     4,170,000 Iron Mountain, Inc. company guaranty
               8 5/8s, 2013                                           4,430,625
       175,000 Iron Mountain, Inc. sr. sub. notes
               8 1/4s, 2011                                             182,000
       310,000 Lucent Technologies, Inc. debs.
               6 1/2s, 2028                                             234,050
     4,185,000 Lucent Technologies, Inc. debs.
               6.45s, 2029                                            3,159,675
       190,000 Lucent Technologies, Inc. notes
               5 1/2s, 2008                                             176,700
     1,963,000 ON Semiconductor Corp. company
               guaranty 13s, 2008                                     2,257,450
     1,185,000 SCG Holding Corp. 144A notes zero %,
               2011                                                   1,670,850
     1,570,000 Seagate Technology Hdd Holdings
               company guaranty 8s, 2009 (Cayman
               Islands)                                               1,644,575
     2,005,000 UGS Corp. 144A sr. sub. notes 10s,
               2012                                                   2,060,138
     1,565,000 Xerox Corp. notes Ser. MTN, 7.2s,
               2016                                                   1,455,450
     4,285,000 Xerox Corp. sr. notes 7 5/8s, 2013                     4,224,059
     1,880,000 Xerox Corp. sr. notes 7 1/8s, 2010                     1,880,000
                                                                 --------------
                                                                     26,967,292

Textiles (0.9%)
-------------------------------------------------------------------------------
     3,785,000 Levi Strauss & Co. sr. notes
               12 1/4s, 2012                                          3,453,813
     1,740,000 Oxford Industries, Inc. 144A sr.
               notes 8 7/8s, 2011                                     1,844,400
       765,000 Phillips-Van Heusen Corp. 144A sr.
               notes 7 1/4s, 2011                                       757,350
     2,770,000 Russell Corp. company guaranty
               9 1/4s, 2010                                           2,887,725
     1,591,000 William Carter Holdings Co. (The)
               company guaranty Ser. B,  10 7/8s,
               2011                                                   1,813,740
                                                                 --------------
                                                                     10,757,028

Tire & Rubber (0.4%)
-------------------------------------------------------------------------------
       180,000 Goodyear Tire & Rubber Co. (The)
               bank term loan FRN 5.61s,
               2006 (acquired 2/19/04, cost
               $180,000) (RES)                                          180,394
       335,000 Goodyear Tire & Rubber Co. (The)
               notes 8 1/2s, 2007                                       329,975
     4,975,000 Goodyear Tire & Rubber Co. (The)
               notes 7.857s, 2011                                     4,315,813
       750,000 Goodyear Tire & Rubber Co. (The)
               notes 6 3/8s, 2008                                       667,500
                                                                 --------------
                                                                      5,493,682

Tobacco (0.1%)
-------------------------------------------------------------------------------
     1,280,000 North Atlantic Trading Co. 144A sr.
               notes 9 1/4s, 2012                                     1,248,000

Transportation (1.3%)
-------------------------------------------------------------------------------
     3,109,209 Air2 US 144A sinking fund Ser. D,
               12.266s, 2020 (In default) (NON)                              31
     1,760,000 Allied Holdings, Inc. company
               guaranty Ser. B, 8 5/8s, 2007                          1,658,800
     2,045,000 American Airlines, Inc. pass-through
               certificates Ser. 01-1,  6.817s,
               2011                                                   1,809,825
     4,375,000 Calair, LLC/Calair Capital Corp.
               company guaranty 8 1/8s, 2008                          3,281,250
     1,720,000 Delta Air Lines, Inc. pass-through
               certificates Ser. 00-1, 7.779s, 2005                   1,125,318
       960,067 Delta Air Lines, Inc. pass-through
               certificates Ser. 02-1, 7.779s, 2012                     624,043
     3,170,000 Kansas City Southern Railway Co.
               company guaranty 9 1/2s, 2008                          3,439,450
       700,000 Kansas City Southern Railway Co.
               company guaranty 7 1/2s, 2009                            707,000
     2,640,000 Northwest Airlines, Inc. company
               guaranty 7 5/8s, 2005                                  2,521,200
       246,304 Pacer International, Inc. bank term
               loan FRN 4.185s, 2010  (acquired
               6/10/03, cost $247,676) (RES)                            249,383
       900,000 Travel Centers of America, Inc.
               company guaranty 12 3/4s, 2009                         1,044,000
       233,000 United AirLines, Inc. debs. 9 1/8s,
               2012 (In default) (NON)                                   22,135
                                                                 --------------
                                                                     16,482,435

Utilities & Power (9.0%)
-------------------------------------------------------------------------------
     2,960,000 AES Corp. (The) 144A sec. notes 9s,
               2015                                                   3,137,600
     3,055,000 AES Corp. (The) 144A sec. notes
               8 3/4s, 2013                                           3,223,025
     3,625,000 Allegheny Energy Supply 144A bonds
               8 1/4s, 2012                                           3,507,188
     1,300,000 Allegheny Energy Supply 144A sec.
               notes 10 1/4s, 2007                                    1,404,000
       450,000 Allegheny Energy, Inc. bank term
               loan FRN 5.613s, 2011  (acquired
               3/5/04, cost $450,000) (RES)                             449,679
     2,383,000 Calpine Canada Energy Finance
               company guaranty 8 1/2s, 2008
               (Canada)                                               1,417,885
       540,000 Calpine Corp. 144A sec. notes
               8 3/4s, 2013                                             449,550
     6,845,000 Calpine Corp. 144A sec. notes
               8 1/2s, 2010                                           5,715,575
     1,045,000 CenterPoint Energy Resources Corp.
               debs. 6 1/2s, 2008                                     1,104,631
       905,000 CenterPoint Energy Resources Corp.
               sr. notes Ser. B, 7 7/8s, 2013                         1,008,381
       370,000 CMS Energy Corp. pass-through
               certificates 7s, 2005                                    371,850
     2,930,000 CMS Energy Corp. sr. notes 8.9s,
               2008                                                   3,069,175
     1,000,000 CMS Energy Corp. sr. notes 8 1/2s,
               2011                                                   1,017,500
       740,000 CMS Energy Corp. 144A sr. notes
               7 3/4s, 2010                                             740,000
       540,000 DPL, Inc. bonds 8 1/8s, 2031                             513,000
     2,380,000 DPL, Inc. sr. notes 6 7/8s, 2011                       2,380,000
     1,200,000 Dynegy Holdings, Inc. sr. notes
               6 7/8s, 2011                                             984,000
     5,675,000 Dynegy Holdings, Inc. 144A sec.
               notes 10 1/8s, 2013                                    6,015,500
     1,460,000 Dynegy-Roseton Danskamme company
               guaranty Ser. A, 7.27s, 2010                           1,357,800
     2,180,000 Dynegy-Roseton Danskamme company
               guaranty Ser. B, 7.67s, 2016                           1,776,700
     1,230,000 Edison Mission Energy sr. notes 10s,
               2008                                                   1,291,500
        50,000 Edison Mission Energy sr. notes
               9 7/8s, 2011                                              50,250
       520,000 Edison Mission Energy sr. notes
               7.73s, 2009                                              492,700
     1,600,000 El Paso Corp. sr. notes 7 3/8s, 2012                   1,352,000
     3,370,000 El Paso Corp. sr. notes Ser. MTN,
               7 3/4s, 2032                                           2,653,875
       765,000 El Paso Natural Gas Co. debs.
               8 5/8s, 2022                                             730,575
       715,000 El Paso Natural Gas Co. sr. notes
               Ser. A, 7 5/8s, 2010                                     723,938
     4,485,000 El Paso Production Holding Co.
               company guaranty 7 3/4s, 2013                          4,238,325
     2,200,000 Ferrellgas Partners LP/Ferrellgas
               Partners Finance 144A sr. notes
               6 3/4s, 2014                                           2,106,500
       870,000 Kansas Gas & Electric debs. 8.29s,
               2016                                                     905,931
     3,875,000 Midwest Generation LLC 144A sec.
               notes 8 3/4s, 2034                                     3,816,875
       300,000 Mission Energy Holding Co. bank term
               loan FRN 7s, 2006  (acquired
               12/10/03, cost $298,500) (RES)                           301,594
     3,195,000 Mission Energy Holding Co. sec.
               notes 13 1/2s, 2008                                    3,482,550
     2,655,000 Nevada Power Co. 144A 2nd mtge. 9s,
               2013                                                   2,903,906
     1,260,000 Northwest Pipeline Corp. company
               guaranty 8 1/8s, 2010                                  1,352,925
       215,000 Northwestern Corp. debs. 6.95s, 2028
               (In default) (NON)                                       175,225
       380,000 Northwestern Corp. notes 8 3/4s,
               2012 (In default) (NON)                                  313,500
     1,800,000 Northwestern Corp. notes 7 7/8s,
               2007 (In default) (NON)                                1,485,000
     7,110,000 NRG Energy, Inc. 144A sr. sec. notes
               8s, 2013                                               7,092,225
     2,285,000 Orion Power Holdings, Inc. sr. notes
               12s, 2010                                              2,810,550
     3,395,000 PG&E Corp. 144A sec. notes 6 7/8s,
               2008                                                   3,564,750
       590,000 PG&E Gas Transmission Northwest sr.
               notes 7.1s, 2005                                         607,700
     2,290,000 PSEG Energy Holdings, Inc. notes
               7 3/4s, 2007                                           2,381,600
     1,855,000 SEMCO Energy, Inc. sr. notes 7 3/4s,
               2013                                                   1,896,738
       515,000 Sierra Pacific Power Co. 144A
               general ref. mtge. 6 1/4s, 2012                          489,250
     3,150,000 Sierra Pacific Resources 144A sr.
               notes 8 5/8s, 2014                                     3,047,625
       445,000 Southern California Edison Co. notes
               6 3/8s, 2006                                             468,077
     1,175,000 Teco Energy, Inc. notes 10 1/2s,
               2007                                                   1,316,000
       680,000 Teco Energy, Inc. notes 7.2s, 2011                       669,800
     1,165,000 Teco Energy, Inc. notes 7s, 2012                       1,127,138
       305,000 Tennessee Gas Pipeline Co. debs. 7s,
               2028                                                     265,350
       225,000 Teton Power Funding bank term loan
               FRN 4.36s, 2011  (acquired 2/4/04,
               cost $225,000) (RES)                                     226,688
       350,000 Transcontinental Gas Pipeline Corp.
               debs. 7 1/4s, 2026                                       343,000
       180,000 Unisource Energy bank term loan FRN
               5.652s, 2011  (acquired 3/25/04,
               cost $178,200) (RES)                                     177,525
     4,065,000 Utilicorp Canada Finance Corp.
               company guaranty 7 3/4s, 2011
               (Canada)                                               3,739,800
       670,000 Utilicorp United, Inc. sr. notes
               9.95s, 2011                                              670,000
     1,671,000 Western Resources, Inc. sr. notes
               9 3/4s, 2007                                           1,900,220
     2,150,000 Williams Cos., Inc. (The) notes
               8 3/4s, 2032                                           2,128,500
     2,075,000 Williams Cos., Inc. (The) notes
               7 5/8s, 2019                                           1,945,313
     2,745,000 Williams Cos., Inc. (The) sr. notes
               8 5/8s, 2010                                           2,985,187
     1,430,000 Williams Holdings Of Delaware notes
               6 1/2s, 2008                                           1,501,500
       183,615 Williams Products bank term loan FRN
               3.6s, 2007  (acquired 6/4/03, cost
               $183,615) (RES)                                          185,221
     1,925,252 York Power Funding 144A notes 12s,
               2007 (Cayman Islands)  (In default)
               (NON)                                                        193
                                                                 --------------
                                                                    109,560,158
                                                                 --------------
               Total Corporate bonds and notes
               (cost $1,113,953,642)                             $1,091,202,071

Asset-backed securities (3.3%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $1,805,000 CDO Repackaging Trust Series 144A
               FRN Ser. 03-3, Class A,  9.49s, 2008                  $1,782,438
       785,000 Denali Capital CLO III Ltd. FRN
               Ser. B-2L, 9.149s, 2015 (Cayman
               Islands)                                                 792,605
       615,000 Dryden Leveraged Loan CDO 144A FRN
               Ser. 03-4A, Class D,  9.87s, 2015                        621,150
     1,825,000 Goldentree Loan Opportunities II,
               Ltd. 144A FRN Ser. 2A, Class
               5A, 9.96s, 2015 (Cayman Islands)                       1,827,281
     6,271,893 Neon Capital, Ltd. 144A limited
               recourse secured notes Ser.
               94, 1.686s, 2013 (acquired 12/19/03,
               cost $6,342,150) (RES) (f)                             5,907,308
     3,901,050 Neon Capital, Ltd. 144A limited
               recourse secured notes Ser.
               95, 2.319s, 2013 (acquired 12/19/03,
               cost $4,283,135) (RES) (f)                             3,157,272
    14,668,569 Neon Capital, Ltd. 144A limited
               recourse secured notes Ser.
               96, 1.458s, 2013 (acquired 12/19/03,
               cost $14,698,569) (RES) (f) (g)                       13,525,447
     6,684,836 Neon Capital, Ltd. 144A limited
               recourse secured notes Ser.
               97, 1.105s, 2013 (acquired 12/23/03,
               cost $5,904,502) (RES) (f)                             5,857,728
     2,382,544 Neon Capital, Ltd. 144A limited
               recourse secured notes Ser.
               98, 1.637s, 2014 (acquired 12/23/03,
               cost $2,442,476) (RES) (f)                             2,177,893
       725,000 Octagon Investment Parties VI, Ltd.
               FRN Ser. 03-6A, Class B2L,  9.46s,
               2016                                                     728,625
     2,460,000 Providian Gateway Master Trust Ser.
               02, Class B, zero %, 2006                              2,128,638
     1,305,000 Verdi Synthetic CLO 144A Ser. 1A,
               Class E2, 11.15s, 2010                                 1,310,709
                                                                 --------------
               Total Asset-backed securities
               (cost $42,741,189)                                   $39,817,094

Foreign government bonds and notes (0.9%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $910,000 Colombia (Republic of) bonds
               10 3/8s, 2033                                           $839,930
       385,000 Colombia (Republic of) bonds
               Ser. NOV, 9 3/4s, 2009                                   400,400
       750,000 Colombia (Republic of) notes
               10 3/4s, 2013                                            777,750
       285,000 Colombia (Republic of) unsub.
               9 3/4s, 2009                                             297,540
     2,580,000 Ecuador (Republic of) bonds
               stepped-coupon Ser. REGS, 7s  (8s,
               8/15/04), 2030 (STP)                                   1,818,900
       915,000 Peru (Republic of) bonds 8 3/4s,
               2033                                                     768,600
     1,335,000 Russia (Federation of) unsub.
               stepped-coupon 5s  (7 1/2s,
               3/31/07), 2030 (STP)                                   1,214,183
     2,370,000 Ukraine (Government of) 144A bonds
               7.65s, 2013                                            2,270,460
     2,830,000 United Mexican States bonds
               Ser. MTN, 8.3s, 2031                                   2,970,085
                                                                 --------------
               Total Foreign government bonds and
               notes (cost $10,945,755)                             $11,357,848

Brady bonds (0.1%) (a) (cost $1,280,099)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $1,383,200 Peru (Republic of) FRB Ser. PDI, 5s,
               2017                                                  $1,165,346

Convertible bonds and notes (0.1%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $465,000 AES Corp. (The) cv. sub. notes
               4 1/2s, 2005                                            $457,444
       150,000 Tower Automotive, Inc. cv. sub.
               notes 5s, 2004                                           150,000
       560,000 WCI Communities, Inc. cv. sr. sub.
               notes 4s, 2023                                           617,400
                                                                 --------------
               Total Convertible bonds and notes
               (cost $1,244,726)                                     $1,224,844

Short-term investments (4.6%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $10,000,000 Canadian Imperial Bank of Commerce
               1.1s, December 20, 2004                               $9,991,600
     5,000,000 Federal National Mortgage Assn.
               1.34s, September 17, 2004                              4,979,900
         7,205 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               1.00% to 1.21% and due dates ranging
               from June 1, 2004 to June 11, 2004 (d)                     7,205
    40,658,991 Putnam Prime Money Market Fund (e)                    40,658,991
                                                                 --------------
               Total Short-term investments
               (cost $55,637,696)                                   $55,637,696
-------------------------------------------------------------------------------
               Total Investments
               (cost $1,225,803,107)                             $1,200,404,899
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,221,604,997.

(DEF) Security is in default of principal and interest.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2004 was $66,748,791 or 5.5% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates shown at May 31, 2004.

  (e) See Note 5 to the financial statements regarding investments in the Putnam Prime Money Market Fund.

  (f) The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd.

  (g) The notes are primarily secured by shares of PSF Group Holdings, Inc. class A common stock valued at approximately $10.6 million.



Forward currency contracts to buy at May 31, 2004 (Unaudited)
(aggregate face value $722,925)
                                                                                          Unrealized
                                                        Aggregate          Delivery      appreciation/
                                         Value         face value            date       (depreciation)
------------------------------------------------------------------------------------------------------
British Pound                          $281,080          $280,372           9/15/04           $708
Canadian Dollar                         440,961           442,553           9/15/04         (1,592)
------------------------------------------------------------------------------------------------------
                                                                                             $(884)
------------------------------------------------------------------------------------------------------


Forward currency contracts to sell at May 31, 2004 (Unaudited)

                                                        Aggregate          Delivery       Unrealized
                                         Value         face value            date        depreciation
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Euro                                 $8,302,219        $8,237,146           9/15/04       $(65,073)
------------------------------------------------------------------------------------------------------


Interest rate swap contracts outstanding at May 31, 2004 (Unaudited)

                                                         Notional       Termination       Unrealized
                                                          amount            date         appreciation
------------------------------------------------------------------------------------------------------
Agreement with Merrill Lynch Capital
Services, Inc. dated October 27, 2000 to
receive semi-annually the notional amount
multiplied by 6.74% and pay quarterly the
notional amount multiplied by the three
month USD-LIBOR.                                      $34,900,000          10/31/05     $2,250,360
------------------------------------------------------------------------------------------------------


Total return swap contracts outstanding at May 31, 2004 (Unaudited)

                                                         Notional       Termination        Unrealized
                                                          amount            date          depreciation
------------------------------------------------------------------------------------------------------
Agreement with Lehman Brothers Special
Financing, Inc. dated June 16, 2003 to
receive (pay) quarterly the notional amount
multiplied by the return of the Lehman U.S.
High Yield Index and pay quarterly the notional
amount multiplied by the three month
USD-LIBOR adjusted by a specified spread.             $11,075,800           6/1/05         $(211,385)

Agreement with Lehman Brothers Special
Financing, Inc. dated September 30, 2003 to
receive (pay) semi-annually the notional
amount multiplied by the total rate of
return of the Lehman Brothers U.S. High
Yield Index and pay semi-annually the
notional amount multiplied by the six month
USD-LIBOR adjusted by a specified spread.               5,418,878          10/1/04          (141,849)
------------------------------------------------------------------------------------------------------
                                                                                           $(353,234)
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
May 31, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $7,225 of
securities on loan (identified cost $1,225,803,107) (Note 1)   $1,200,404,899
-------------------------------------------------------------------------------
Cash                                                                1,687,275
-------------------------------------------------------------------------------
Foreign currency (cost $358,508) (Note 1)                             361,543
-------------------------------------------------------------------------------
Interest and other receivables                                     25,514,801
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              4,797,344
-------------------------------------------------------------------------------
Receivable for securities sold                                      8,053,819
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                         2,250,360
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                   709
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)             322,740
-------------------------------------------------------------------------------
Total assets                                                    1,243,393,490

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                   12,987,213
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          5,198,420
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        2,007,304
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            302,961
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                167,773
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,231
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                576,582
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                   66,666
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                 10,240
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                              353,234
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                      7,205
-------------------------------------------------------------------------------
Other accrued expenses                                                108,664
-------------------------------------------------------------------------------
Total liabilities                                                  21,788,493
-------------------------------------------------------------------------------
Net assets                                                     $1,221,604,997

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $2,537,151,718
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)         (12,085,758)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                 (1,279,849,110)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                (23,611,853)
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,221,604,997

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($473,785,902 divided by 81,307,929 shares)                             $5.83
-------------------------------------------------------------------------------
Offering price per class A share (100/95.50 of $5.83)*                  $6.10
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($148,535,347 divided by 25,802,757 shares)**                           $5.76
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($576,486,909 divided by 98,698,260 shares)                             $5.84
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $5.84)*                  $6.04
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($22,796,839 divided by 3,848,799 shares)                 $5.92
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended May 31, 2004 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Interest (including interest income of $24,635 from
investment in affiliated issuers) (Note 5)                        $54,620,475
-------------------------------------------------------------------------------
Dividends                                                             281,138
-------------------------------------------------------------------------------
Securities lending                                                          2
-------------------------------------------------------------------------------
Total investment income                                            54,901,615

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    4,104,068
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      1,003,671
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             23,149
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       12,600
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 620,018
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 888,586
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                               1,531,524
-------------------------------------------------------------------------------
Other                                                                 276,576
-------------------------------------------------------------------------------
Non-recurring costs (Note 7)                                           59,003
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 7)                                     (59,003)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                         (4,829)
-------------------------------------------------------------------------------
Total expenses                                                      8,455,363
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (26,341)
-------------------------------------------------------------------------------
Net expenses                                                        8,429,022
-------------------------------------------------------------------------------
Net investment income                                              46,472,593
-------------------------------------------------------------------------------
Net realized loss on investments (including net realized
loss of $25,027,727 on sales of investments in affiliated
issuers) (Notes 1,3 and 6)                                        (83,462,275)
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                        2,635,459
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)          (894,895)
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                  705,389
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and swap
contracts during the period                                        73,036,627
-------------------------------------------------------------------------------
Net loss on investments                                            (7,979,695)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $38,492,898
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets
                                            Six months ended       Year ended
                                                      May 31      November 30
Increase (decrease) in net assets                       2004*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $46,472,593     $119,903,477
-------------------------------------------------------------------------------
Net realized loss on investments and foreign
currency transactions                            (81,721,711)     (97,072,008)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                        73,742,016      286,209,237
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        38,492,898      309,040,706
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                          (18,305,378)     (46,294,044)
-------------------------------------------------------------------------------
Class B                                           (6,004,445)     (20,604,626)
-------------------------------------------------------------------------------
Class M                                          (22,031,550)     (58,221,075)
-------------------------------------------------------------------------------
Class Y                                             (882,929)      (1,913,562)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (139,091,816)     (83,475,786)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets         (147,823,220)      98,531,613

Net assets
-------------------------------------------------------------------------------
Beginning of period                            1,369,428,217    1,270,896,604
-------------------------------------------------------------------------------
End of period (including distributions in
excess of net investment income of
$12,085,758 and $11,334,049, respectively)    $1,221,604,997   $1,369,428,217
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------

                                        Six months
                                           ended
                                           May 31
Per-share                               (Unaudited)                                Year ended November 30
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $5.88           $5.17           $5.84           $6.30           $7.72           $8.35
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .22 (d)         .48             .56             .68             .81             .80
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  (.05)            .73            (.62)           (.40)          (1.41)           (.57)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .17            1.21            (.06)            .28            (.60)            .23
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.22)           (.50)           (.58)           (.71)           (.82)           (.83)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --            (.03)           (.03)             --            (.03)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.22)           (.50)           (.61)           (.74)           (.82)           (.86)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $5.83           $5.88           $5.17           $5.84           $6.30           $7.72
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      2.90*          24.65           (0.93)           4.46           (8.69)           2.89
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $473,786        $507,140        $462,586        $561,101        $625,449        $956,094
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .54* (d)       1.03            1.03            1.00             .95             .95
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   3.65* (d)       8.61           10.35           11.01           10.96            9.99
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     37.39*          78.78           60.35           81.23           68.37           49.29
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended May 31, 2004 reflect a reduction of less than 0.01% based on average net assets for class A shares (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------

                                         Six months
                                           ended
                                           May 31
Per-share                               (Unaudited)                               Year ended November 30
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $5.81           $5.12           $5.79           $6.27           $7.68           $8.32
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .19 (d)         .43             .52             .63             .75             .74
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  (.04)            .72            (.62)           (.42)          (1.39)           (.58)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .15            1.15            (.10)            .21            (.64)            .16
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.20)           (.46)           (.54)           (.66)           (.77)           (.77)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --            (.03)           (.03)             --            (.03)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.20)           (.46)           (.57)           (.69)           (.77)           (.80)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $5.76           $5.81           $5.12           $5.79           $6.27           $7.68
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      2.54*          23.56           (1.71)           3.35           (9.29)           1.98
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $148,535        $199,990        $258,113        $372,989        $482,280        $791,036
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .91* (d)       1.78            1.78            1.75            1.70            1.70
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   3.28* (d)       7.94            9.58           10.27           10.20            9.24
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     37.39*          78.78           60.35           81.23           68.37           49.29
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended May 31, 2004 reflect a reduction of less than 0.01% based on average net assets for class B shares (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------

                                         Six months
                                           ended
                                           May 31
Per-share                               (Unaudited)                                Year ended November 30
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $5.89           $5.18           $5.85           $6.29           $7.71           $8.34
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .21 (d)         .47             .55             .67             .79             .79
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  (.04)            .73            (.62)           (.38)          (1.40)           (.57)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .17            1.20            (.07)            .29            (.61)            .22
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.22)           (.49)           (.57)           (.70)           (.81)           (.82)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --            (.03)           (.03)             --            (.03)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.22)           (.49)           (.60)           (.73)           (.81)           (.85)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $5.84           $5.89           $5.18           $5.85           $6.29           $7.71
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      2.79*          24.32           (1.15)           4.59           (8.92)           2.66
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $576,487        $638,046        $534,636        $693,973        $534,387        $826,257
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .66* (d)       1.28            1.28            1.25            1.20            1.20
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   3.53* (d)       8.34           10.10           10.75           10.71            9.72
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     37.39*          78.78           60.35           81.23           68.37           49.29
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended May 31, 2004 reflect a reduction of less than 0.01% based on average net assets for class M shares (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         For the
                                       Six months                                                                        period
                                         ended                                                                          Dec. 31,
                                         May 31                                                                           1998+
Per-share                             (Unaudited)                        Year ended November 30                        to Nov. 30
operating performance                     2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                      $5.97           $5.23           $5.88           $6.32           $7.72           $8.19
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                  .23 (d)         .50             .59             .68             .84             .74
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                (.05)            .76            (.62)           (.37)          (1.40)           (.41)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                      .18            1.26            (.03)            .31            (.56)            .33
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                         (.23)           (.52)           (.59)           (.72)           (.84)           (.77)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                      --              --            (.03)           (.03)             --            (.03)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                       (.23)           (.52)           (.62)           (.75)           (.84)           (.80)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                            $5.92           $5.97           $5.23           $5.88           $6.32           $7.72
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                    2.96*          25.21           (0.36)           4.97           (8.20)           4.15*
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                         $22,797         $24,253         $15,562         $15,278          $7,122          $9,090
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                  .41* (d)        .78             .78             .75             .70             .64*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 3.78* (d)       8.83           10.60           11.33           11.30            9.54*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   37.39*          78.78           60.35           81.23           68.37           49.29
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended May 31, 2004 reflect a reduction of less than 0.01% based on average net assets for class Y shares (Note 5).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
May 31, 2004 (Unaudited)

Note 1
Significant accounting policies

Putnam High Yield Advantage Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income primarily through a diversified portfolio of high-yielding, lower-rated corporate bonds. These securities may have a higher rate of default due to the nature of the investments. Capital growth is a secondary objective when consistent with the objective of high current income.

The fund offers class A, class B, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, and trust companies.

Effective December 1, 2003 a redemption fee of 1.00% which is retained by the fund, may apply to shares of any class redeemed (either by selling or by exchanging to another fund) within 90 days of purchase. Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam) a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized /accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

H) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At May 31, 2004, the value of securities loaned amounted to $7,225. The fund received cash collateral of $7,205 which is pooled with collateral of other Putnam funds into 17 issuers of high grade short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2003, the fund had a capital loss carryover of $1,195,969,270 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
----------------------------------
  $299,611,582   November 30, 2007
   217,396,296   November 30, 2008
   265,227,969   November 30, 2009
   309,407,794   November 30, 2010
   104,325,629   November 30, 2011

The aggregate identified cost on a tax basis is $1,236,162,402, resulting in gross unrealized appreciation and depreciation of $39,729,852 and $75,487,355, respectively, or net unrealized depreciation of $35,757,503.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of then next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended May 31, 2004, the fund paid PFTC $801,134 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended May 31, 2004, the fund's expenses were reduced by $26,341 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,039, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at annual rates of up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended May 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $4,846 and $2,276 from the sale of class A and class M shares, respectively, and $38,873 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended May 31, 2004, Putnam Retail Management, acting as underwriter, received no monies on class A and class M redemptions.

Note 3
Purchases and sales of securities

During the six months ended May 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $462,352,654 and $592,587,495, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At May 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                   Six months ended May 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          7,221,217       $43,176,640
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,835,433        10,934,708
----------------------------------------------------------------
                                     9,056,650        54,111,348

Shares repurchased                 (14,023,555)      (83,766,789)
----------------------------------------------------------------
Net decrease                        (4,966,905)     $(29,655,441)
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         28,188,329      $157,328,392
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     5,513,070        30,232,108
----------------------------------------------------------------
                                    33,701,399       187,560,500

Shares repurchased                 (36,917,620)     (207,771,318)
----------------------------------------------------------------
Net decrease                        (3,216,221)     $(20,210,818)
----------------------------------------------------------------

                                   Six months ended May 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            350,179        $2,076,845
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       593,904         3,500,242
----------------------------------------------------------------
                                       944,083         5,577,087

Shares repurchased                  (9,571,550)      (56,546,565)
----------------------------------------------------------------
Net decrease                        (8,627,467)     $(50,969,478)
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,626,969        $8,822,699
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     2,165,044        11,693,609
----------------------------------------------------------------
                                     3,792,013        20,516,308

Shares repurchased                 (19,796,484)     (109,110,360)
----------------------------------------------------------------
Net decrease                       (16,004,471)     $(88,594,052)
----------------------------------------------------------------

                                   Six months ended May 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          9,218,160       $55,336,222
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        58,046           346,741
----------------------------------------------------------------
                                     9,276,206        55,682,963

Shares repurchased                 (18,848,179)     (112,839,240)
----------------------------------------------------------------
Net decrease                        (9,571,973)     $(57,156,277)
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         56,328,086      $310,148,376
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       182,088           999,029
----------------------------------------------------------------
                                    56,510,174       311,147,405

Shares repurchased                 (51,535,585)     (291,712,357)
----------------------------------------------------------------
Net increase                         4,974,589       $19,435,048
----------------------------------------------------------------

                                   Six months ended May 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            644,052        $3,927,587
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       145,200           882,929
----------------------------------------------------------------
                                       789,252         4,810,516

Shares repurchased                  (1,002,962)       (6,121,136)
----------------------------------------------------------------
Net decrease                          (213,710)      $(1,310,620)
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,340,522       $12,994,936
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       340,829         1,913,562
----------------------------------------------------------------
                                     2,681,351        14,908,498

Shares repurchased                  (1,593,438)       (9,014,462)
----------------------------------------------------------------
Net increase                         1,087,913        $5,894,036
----------------------------------------------------------------


Note 5
Investment in Putnam Prime
Money Market Fund

The fund invests in the Putnam Prime Money Market Fund, an open end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $24,635 for the period ended May 31, 2004.

Note 6
Transactions with affiliated issuers

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:


                                        Purchase         Sales          Dividend          Market
Affiliates                                cost            cost           income           value
------------------------------------------------------------------------------------------------
Jasper Energy 144A*                        $--               $--           $--             $--
PSF Group Holdings Inc 144 A Class A        --        24,256,158            --              --
XCL Equity Units                            --        17,289,640            --              --
York Research Corp 144A*                    --                --            --              --
------------------------------------------------------------------------------------------------
Totals                                     $--       $41,545,798           $--             $--
------------------------------------------------------------------------------------------------

* Securities removed from portfolio as a result of a corporate action.

Market values are shown for those securities affiliated at period end.


Note 7
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended May 31, 2004, Putnam Management has assumed $59,003 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the Fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund++
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund++
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

 * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnaminvestments.com.


Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnaminvestments.com

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Use our toll-free number 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

* This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase, and certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase.


Putnam puts your interests first

In January, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. For details, visit www.putnaminvestments.com.

Cost-cutting initiatives

Reduced sales charges

Effective immediately, the maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 4.50% for most income funds (formerly 4.75%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.

Protecting investors' interests

New short-term trading fee introduced

To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam U.S. Intermediate Government Income Fund remains 3.25%.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam High Yield Advantage Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA032-215022  060/327/702  7/04

Not FDIC Insured    May Lose Value    No Bank Guarantee



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam High Yield Advantage Fund
Supplement to Semiannual Report dated 5/31/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, and M shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 5/31/04

                                                                        NAV

6 months                                                               2.96%
1 year                                                                13.41
5 years                                                               22.81
Annual average                                                         4.19
10 years                                                              68.56
Annual average                                                         5.36
Life of fund (since class A inception, 3/25/86)
Annual average                                                         7.72

Share value:                                                            NAV

11/30/03                                                              $5.97
5/31/04                                                               $5.92

----------------------------------------------------------------------------
Distributions:       No.        Income        Capital gains           Total
                      6         $0.228              --               $0.228
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: July 27, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: July 27, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: July 27, 2004